United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/18

Date of Reporting Period: 11/30/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | IHIAX	C | IHICX	Institutional | EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Emerging Market Debt Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2018, was -6.06% for the Class A Shares, -6.81% for Class C Shares and -5.92% for the Institutional Shares. The total return of the Fund's Blended Index1 was -4.74% during the reporting period. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG),2 J.P. Morgan Corporate Emerging Markets Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged. The total return for the JPM-EMBIG, the Fund's broad-based securities market index, was -5.39% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was -5.21% during the same period. The Fund's and the MEMBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
The most influential components affecting the Fund's performance relative to the Blended Index were: (1) asset allocation (i.e., USD Sovereigns, USD Corporates, Local Markets Debt); (2) duration management;4 which is a measurement of the Fund's sensitivity to changing interest rates;5 and (3) currency exposure (an allocation to non-dollar currencies).6
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The reporting period was influenced by a variety of factors that impacted financial markets. The most prominent factors affecting the emerging debt market included: the elections of Andres Moreno Lopez Obrador (“AMLO”) and Jair Bolsonaro to the presidencies of Mexico and Brazil, respectively; a friendlier than expected resolution to trade talks between the U.S. and Mexico; developing trade dialogue between the U.S. and China; the political tensions and associative sanctions between the U.S. and Turkey; the arrival of additional sanctions in relation to Russia; and the announcement of the International Monetary Fund (IMF) bailout in regards to the Argentine narrative. The emerging market narrative over the time period became a combination of both idiosyncratic developments and the increasingly hawkish posture of the U.S. Federal Reserve (the “Fed”).
Over the reporting period, geopolitical and trade centric discussions have dominated the commentary. The global interconnection has resulted in asset prices across all regions being affected by the more aggressive U.S. trade policies. At the same time, the current wave of populism that has swept through developed nations demonstrated once again that emerging markets are not
Annual Shareholder Report

immune to such sentiments. The strength of populism was most notably felt in Brazil and Mexico, which witnessed the election of political outsiders running on platforms encompassing ardent nationalism. In relation to Russia, the progression of the U.S. Special Counsel Investigation has resulted in tangible policies concerning specific industries and oligarchs within the country. Also during the reporting period, relations between the U.S. and Turkey hit a new low point, before witnessing some levels of improvement. Despite an abundance of negative headlines, many global economies still maintained the presence of optimism. The fact cannot be discounted that further growth in the U.S. generally drives that of global growth, albeit, it may also result in even higher rates at the hands of the Fed.
In Latin America, the outcome of the North American Free Trade Agreement renegotiation has been viewed favorably by the market. The initial panic and fears of a drastic change in trade terms yielded to a more reasonable update in the agreement between the U.S. and Mexico. Signs have alluded to a similar trade negotiation playbook being deployed in the future with other Latin American countries.
In Latin America, the impact of the local political environment cannot be disputed. Although both Brazil and Mexico witnessed contentious elections that resulted in nationalist leaders ascending to power, the ideological differences between the two leaders stand in stark contrast. The right-wing social conservative in Brazil has surrounded himself with an experienced pro-market economic team, which is supportive of free-market reforms. In contrast, the left-wing AMLO in Mexico has assembled an economic team that is relatively untested. AMLO's actions regarding the cancellation of the planned Mexico City Airport, coupled with the newly released federal budget proposal, has resulted in further jitters for an already apprehensive financial market.
The slow economic turnaround in Argentina, which includes the presence of fiscal adjustments, was faced with the loss of faith from investors. The dual combination of large twin deficits (budget deficit and current account deficit) and high levels of inflation led to a strong and merciless sell-off in the Argentine peso and Argentine bonds. To try and combat the hemorrhaging, the IMF intervened with a bailout plan totaling over $50 billion. The terms of the plan stipulate that the Argentine government pledges further fiscal adjustments to be enacted at the federal government level. It should be noted, however, that Argentina will soon be entering into its presidential election season, resulting in limited available political capital for President Macri.
Over the reporting period, Turkey was not to be upstaged. The Turkish lira experienced a significant decline since the beginning of the reporting period, as markets lost all confidence in the government's ability to contain rampant inflation through an effective and unfettered monetary policy. As a result, fixed income assets in the sovereign, corporate and financial space sold off heavily, preempting the negative actions taken by the rating agencies.
Annual Shareholder Report

In regards to South Africa, the country's highly controversial land expropriation process, which could result in land seized without compensation, added to the pressures that contributed to “Ramaphoria” (the euphoria following Cyril Ramaphosa's election as president of South Africa) fading as the reporting period progressed. The anxiety in the country has been further compounded by the overall performance of the economy, a weak rand and the lack of significant progress related to state owned enterprise (SOE) reforms.
Russia became synonymous with sanction risks, following the enactment of sweeping restrictions on Rusal. As a result, many investors have moved away from the asset class in its entirety, driving spreads wider for both private entities and quasi-sovereign securities. The mood was further exacerbated to the downside following the draft release of the Defending American Security from Kremlin Aggression Act, which would prevent an even larger number of Russian entities from issuing and servicing their debt obligations.
Finally turning to China, the country's assets were hit with the dual headwind of a potential full-scale trade war with the U.S. at the same time that the Chinese economy cools. Despite policymakers' best efforts in attempting to transition the high investment export-led economy towards a more balanced consumer based model, no fully tangible results have come to fruition. The arrival of the Trump Administration's tariff-focused trade policies, in tandem with an already overleveraged economy, has so far been a greater task than what the Chinese government had anticipated.
asset allocation
The Fund maintained an overweight allocation to U.S. dollar corporate, an underweight allocation to U.S. dollar sovereign bonds and an underweight allocation to non-dollar local Sovereign debt. These asset allocation decisions contributed positively to performance relative to the benchmark during the reporting period as Emerging Markets corporate bonds significantly outperformed Emerging Markets U.S. dollar debt and local currency debt.
duration
During the reporting period, Fund management actively managed the overall duration exposure. The Fund's interest rate exposure shifted between significantly underweight and neutral relative to the Blended Index. As global interest rates tended to rise during the reporting period, the strategy contributed positively to Fund performance.
Annual Shareholder Report

currency
The Fund's Blended Index has a 33% exposure to non-dollar currencies. During the reporting period, Fund management maintained an overall allocation that was similar to that of the index but with some over/under weight exposures in specific currencies. Allocations to Argentinian peso, Colombian peso, Brazil real and Turkish lira contributed negatively to Fund performance. Allocations to Mexican peso, Polish zloty and euro (short) had a positive contribution to Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the JPM-EMBIG.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund from November 30, 2008 to November 30, 2018, compared to a blend of indexes comprised of an equal weighting of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2018
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-10.27%	0.43%	7.88%
Class C Shares	-7.72%	0.58%	7.56%
Institutional Shares[4]	-5.92%	1.61%	8.51%
JPM-EMBIG	-5.39%	4.00%	8.44%
MEMBFA[3]	-5.21%	2.60%	8.47%
Blended Index	-4.74%	2.17%	7.12%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2018, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	20.4%
Mexico	11.7%
China	9.6%
Russia	6.4%
Turkey	5.6%
United States	4.5%
South Africa	3.3%
Argentina	2.8%
Saudi Arabia	2.2%
United Arab Emirates	2.0%
Oman	1.9%
Egypt	1.7%
Ukraine	1.6%
Indonesia	1.5%
Peru	1.3%
Colombia	1.1%
Kenya	1.1%
Nigeria	1.0%
Qatar	1.0%
Thailand	1.0%
Other[2]	15.3%
Cash Equivalents[3]	3.5%
Derivative Contracts[4]	(1.4)%
Other Assets and Liabilities—Net[5]	0.9%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2018
Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—51.0%
		Air Transportation—0.2%
$100,000		Gol Finance, Sr. Unsecd. Note, 144A, 7.000%, 1/31/2025	$88,251
		Airport—0.1%
48,538		Aeropuerto Internacional de Tocumen SA, 5.750%, 10/9/2023	49,692
		Automotive—0.3%
150,000		Jaguar Land Rover PLC, Sr. Unsecd. Note, REGS, 5.625%, 2/1/2023	134,813
		Banking—11.5%
200,000		Alfa Bank (Alfa Bond), Jr. Sub. Note, 8.000%, 2/3/2167	180,444
100,000		Banco Do Brasil S.A., Jr. Sub. Note, 144A, 8.500%, 4/20/2167	105,350
230,000		Banco Do Brasil S.A., Sr. Unsecd. Note, REGS, 5.375%, 1/15/2021	234,027
ARS 1,800,000	[1]	Banco Hipotecario SA, Unsecd. Note, 144A, 54.625% (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +4.000%), 11/7/2022	45,082
$15,000		Bank of China Ltd., Sub. Note, REGS, 5.000%, 11/13/2024	15,317
200,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, 144A, 5.350%, 11/12/2029	183,300
200,000		China Construction Bank Corp., Sub., Series EMTN, 4.250%, 8/20/2024	200,184
200,000		DBS Group Holdings Ltd., Jr. Sub. Note, Series GMTN, 3.600%, 3/7/2067	191,500
200,000		Development Bank of Mongolia, Sr. Unsecd. Note, 144A, 7.250%, 10/23/2023	194,546
200,000		DIB Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.750%, 7/20/2167	204,200
200,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 2.750%, 4/1/2020	197,080
400,000		Industrial & Commercial Bank of China, Sr. Unsecd. Note, 3.538%, 11/8/2027	376,387
200,000		Industrial and Commercial Bank of China Ltd., REGS, 4.875%, 9/21/2025	202,805
200,000		Itau Unibanco Holding SA, Sub., REGS, 6.200%, 12/21/2021	207,540
200,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, 144A, 5.373%, 2/13/2022	193,000
200,000		National Bank of Oman, Jr. Sub. Deb., 7.875%, 5/18/2067	204,540
200,000		NBK Tier 1 Financing Ltd., Jr. Sub. Note, 5.750%, 10/9/2167	201,750
200,000		Tengizchevroil Finance Co. International Ltd., Sec. Fac. Bond, REGS, 4.000%, 8/15/2026	182,879
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Banking—continued
$200,000	Turkiye Halk Bankasi AS, Sr. Unsecd. Note, REGS, 3.875%, 2/5/2020	$179,777
200,000	Turkiye Is Bankasi (Isbank) A.S., REGS, 5.500%, 4/21/2019	199,212
200,000	Turkiye Is Bankasi (Isbank) A.S., Sr. Unsecd. Note, REGS, 6.125%, 4/25/2024	164,387
200,000	Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, REGS, 5.750%, 1/30/2023	170,946
200,000	United Bank for Africa PLC, Sr. Unsecd. Note, REGS, 7.750%, 6/8/2022	198,694
200,000	VTB Bank OJSC, Sub. Note, REGS, 9.500%, 12/6/2066	181,206
200,000	Wanda Properties International Co., Sr. Unsecd. Note, 7.250%, 1/29/2024	187,308
	TOTAL	4,601,461
	Beverage & Tobacco—0.2%
70,000	Central American Bottling Corp., Sr. Unsecd. Note, REGS, 5.750%, 1/31/2027	68,950
	Building Materials—0.5%
200,000	Cemex, Sab De Cv, REGS, 6.125%, 5/5/2025	192,440
	Cable & Wireless Television—0.4%
180,000	Vtr Finance Bv, REGS, 6.875%, 1/15/2024	183,150
	Chemicals & Plastics—2.9%
200,000	Alfa S.A., Sr. Unsecd. Note, REGS, 6.875%, 3/25/2044	190,750
200,000	Alpek Sa De Cv, Sr. Unsecd. Note, REGS, 4.500%, 11/20/2022	194,040
200,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 7/19/2027	185,890
200,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 3.500%, 7/19/2022	193,217
200,000	CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.875%, 3/14/2025	199,043
200,000	Sasol Financing USA LLC, Sr. Unsecd. Note, 5.875%, 3/27/2024	200,061
	TOTAL	1,163,001
	Conglomerates—0.5%
200,000	Voto-Votorantim O/S Trad, REGS, 6.625%, 9/25/2019	204,500
	Consumer Products—0.5%
200,000	Controladora Mabe S.A. de C.V., Sr. Unsecd. Note, 144A, 5.600%, 10/23/2028	186,250
	Finance—1.4%
200,000	Ooredoo Intl Finance, Sr. Unsecd. Note, REGS, 3.750%, 6/22/2026	188,275
200,000	MAF Global Securities, Jr. Sub. Note, 5.500%, 9/7/2167	190,232
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Finance—continued
$200,000	Gazprombk (GPB Finance), Sub. Note, 9.835%, 4/25/2067	$194,058
	TOTAL	572,565
	Financial Intermediaries—0.5%
200,000	ICD Funding Ltd., Sr. Unsecd. Note, 4.625%, 5/21/2024	198,000
	Food Products—1.7%
100,000	BFF International Ltd., Sr. Unsecd. Note, REGS, 7.250%, 1/28/2020	101,751
200,000	Gruma Sab De Cv, Sr. Unsecd. Note, REGS, 4.875%, 12/1/2024	196,252
200,000	Grupo Bimbo SAB de CV, Sub., 144A, 5.950%, 7/17/2167	195,750
200,000	Marfrig Holding Europe BV, Sr. Unsecd. Note, 144A, 7.000%, 3/15/2024	189,500
	TOTAL	683,253
	Forest Products—0.5%
200,000	Suzano Austria GmbH, Sr. Unsecd. Note, 144A, 7.000%, 3/16/2047	203,700
	Industrial Products & Equipment—0.5%
200,000	Cemex Finance LLC, REGS, 6.000%, 4/1/2024	197,000
	Metals & Mining—3.3%
100,000	CSN Islands XII Corp., Sr. Unsecd. Note, REGS, 7.000%, 12/23/2066	74,251
200,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, REGS, 5.893%, 4/29/2024	207,320
200,000	Metinvest BV, Sr. Unsecd. Note, REGS, 7.750%, 4/23/2023	181,853
200,000	Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.200%, 7/27/2026	191,853
200,000	Rusal Capital DAC, Sr. Unsecd. Note, REGS, 4.850%, 2/1/2023	150,958
200,000	Southern Copper Corp., Sr. Unsecd. Note, 5.375%, 4/16/2020	203,622
275,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.250%, 8/10/2026	294,250
	TOTAL	1,304,107
	Oil & Gas—7.9%
200,000	Empresa Nacional del Petroleo, Sr. Unsecd. Note, 144A, 5.250%, 11/6/2029	198,900
200,000	KazMunayGas National Co JSC, Sr. Unsecd. Note, REGS, 4.750%, 4/19/2027	191,180
200,000	Pertamina Persero PT, Sr. Unsecd. Note, 144A, 6.500%, 11/7/2048	203,311
400,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.125%, 1/17/2022	411,288
100,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.250%, 3/17/2024	101,475
200,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 8.375%, 5/23/2021	217,900
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Oil & Gas—continued
$200,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/24/2022	$194,100
75,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.500%, 3/13/2027	70,350
430,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 5.350%, 2/12/2028	371,649
317,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.350%, 2/12/2048	254,519
120,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.500%, 1/23/2029	110,718
29,167	Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, REGS, 6.000%, 5/8/2022	27,223
200,000	PTTEP Treasury Center Co. Ltd., Jr. Sub. Deb., REGS, 4.600%, 1/17/2167	191,543
200,000	Rosneft Oil Co., 144A, 4.199%, 3/6/2022	194,011
200,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, REGS, 3.250%, 4/28/2025	188,680
200,000	Thaioil Treasury Center Co. Ltd., Sr. Unsecd. Note, 144A, 5.375%, 11/20/2048	193,891
50,000	YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 6.950%, 7/21/2027	42,562
	TOTAL	3,163,300
	Paper Products—0.5%
200,000	Fibria Overseas Finance, Sr. Unsecd. Note, 4.000%, 1/14/2025	188,970
	Pharmaceuticals—0.7%
100,000	Inretail Pharma SA, Sr. Unsecd. Note, 144A, 5.375%, 5/2/2023	100,845
200,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.800%, 7/21/2023	175,515
	TOTAL	276,360
	Printing & Publishing—0.5%
200,000	Myriad International Holdings BV, Sr. Unsecd. Note, 144A, 4.850%, 7/6/2027	189,701
	Real Estate—4.2%
200,000	China Evergrande Group, Sec. Fac. Bond, 6.250%, 6/28/2021	186,368
300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.950%, 11/15/2022	296,572
200,000	Country Garden Holdings Co., Sr. Unsecd. Note, 7.500%, 3/9/2020	202,501
200,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.500%, 5/28/2019	201,155
140,000	Franshion Brilliant Ltd., 5.750%, 3/19/2019	140,781
300,000	Franshion Brilliant Ltd., Sub. Note, 5.750%, 7/17/2067	268,500
200,000	Longfor Properties, Sr. Unsecd. Note, 3.875%, 7/13/2022	189,535
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Real Estate—continued
$200,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	$192,500
	TOTAL	1,677,912
	Retailers—1.2%
200,000	Eurotorg (Bonitron DAC), Sr. Unsecd. Note, REGS, 8.750%, 10/30/2022	198,606
300,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	265,822
	TOTAL	464,428
	Sovereign—0.7%
300,000	KSA Sukuk Ltd., Sr. Unsecd. Note, 144A, 4.303%, 1/19/2029	294,928
	State/Provincial—0.2%
EUR 73,500	Provincia De Buenos Aires, Sr. Unsecd. Note, REGS, 4.000%, 5/1/2020	80,297
	Telecommunications & Cellular—5.8%
MXN 13,400,000	America Movil S.A.B. de C.V., Sr. Secd. Note, 6.000%, 6/9/2019	645,801
$200,000	Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, 144A, 5.375%, 9/27/2022	199,002
300,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 9.125%, 3/8/2022	302,250
200,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, REGS, 9.500%, 10/27/2021	201,792
200,000	Liquid Telecommunications Financing PLC, Sec. Fac. Bond, 144A, 8.500%, 7/13/2022	201,549
400,000	Oztel Holdings SPC Ltd., Sec. Fac. Bond, 144A, 6.625%, 4/24/2028	381,453
200,000	Turkcell Iletisim Hizmetleri A.S., Sr. Unsecd. Note, 144A, 5.800%, 4/11/2028	171,931
200,000	Veon Holdings BV, Sr. Unsecd. Note, REGS, 5.950%, 2/13/2023	204,500
	TOTAL	2,308,278
	Transportation—0.5%
200,000	Rumo Luxembourg Sarl, Sr. Unsecd. Note, 144A, 5.875%, 1/18/2025	189,877
	Utilities—3.8%
200,000	Abu Dhabi National Energy Co. PJSC, Sr. Unsecd. Note, 144A, 4.875%, 4/23/2030	197,920
200,000	ACWA Power Management and Investments One Ltd., Sec. Fac. Bond, REGS, 5.950%, 12/15/2039	186,550
200,000	China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.000%, 5/7/2020	200,000
200,000	Comision Federal de Electricidad, Sr. Unsecd. Note, 144A, 4.875%, 1/15/2024	190,502
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Utilities—continued
$200,000		Eskom Holdings Ltd., Sr. Unsecd. Note, REGS, 5.750%, 1/26/2021	$189,013
200,000		Eskom Holdings Ltd., Unsecd. Note, REGS, 7.125%, 2/11/2025	184,014
200,000		Perusahaan Listrik Negara PT, Sr. Unsecd. Note, 144A, 5.450%, 5/21/2028	199,236
200,000		Yingde Gases Investment Ltd., 144A, 6.250%, 1/19/2023	185,099
		TOTAL	1,532,334
		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,292,642)	20,397,518
		FOREIGN GOVERNMENTS/AGENCIES—42.2%
		Sovereign—42.2%
200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.250%, 5/9/2028	192,894
50,000		Argentina, Government of, Sr. Unsecd. Note, 4.625%, 1/11/2023	41,725
550,000		Argentina, Government of, Sr. Unsecd. Note, 5.875%, 1/11/2028	411,680
75,000		Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/26/2027	60,413
230,000		Argentina, Government of, Sr. Unsecd. Note, 7.625%, 4/22/2046	175,147
200,000		Argentina, Government of, Sr. Unsecd. Note, 8.000%, 10/8/2020	198,539
100,000		Argentina, Government of, Sr. Unsecd. Note, Series NY, 2.500%, 12/31/2038	55,200
200,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 1/26/2026	201,728
BRL 8,750,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2021	2,441,182
9,900,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2025	2,723,826
$200,000		Cameroon, Government of, Sr. Unsecd. Note, 144A, 9.500%, 11/19/2025	204,608
COP 850,000,000		Colombia, Government of, Sr. Unsecd. Note, Series B, 6.000%, 4/28/2028	245,228
$200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 5.950%, 1/25/2027	196,250
150,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 6.000%, 7/19/2028	146,813
200,000		Ecuador, Government of, 144A, 7.950%, 6/20/2024	179,500
EGP 5,000,000	[2]	Egypt Treasury Bill, Unsecd. Note, Series 364D, 19.100%, 12/11/2018	278,387
3,800,000	[2]	Egypt Treasury Bill, Unsecd. Note, Series 364D, 19.101%, 12/25/2018	210,147
$200,000		Egypt, Government of, Sr. Unsecd. Note, REGS, 6.588%, 2/21/2028	179,634
200,000		El Salvador, Government of, Sr. Unsecd. Note, REGS, 7.650%, 6/15/2035	185,182
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
$200,000	Ghana, Government of, Unsecd. Note, REGS, 10.750%, 10/14/2030	$228,460
200,000	Honduras, Government of, REGS, 8.750%, 12/16/2020	212,608
200,000	Indonesia, Government of, Sr. Unsecd. Note, 4.100%, 4/24/2028	191,174
200,000	Iraq, Government of, Sr. Unsecd. Note, REGS, 6.752%, 3/9/2023	192,476
135,975	Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	120,134
200,000	Jordan, Government of, Sr. Unsecd. Note, 144A, 7.375%, 10/10/2047	176,556
280,000	Kenya, Government of, REGS, 6.875%, 6/24/2024	262,724
200,000	Kenya, Government of, Sr. Unsecd. Note, 144A, 7.250%, 2/28/2028	178,724
400,000	Lebanon, Government of, Sr. Unsecd. Note, Series GMTN, 5.450%, 11/28/2019	380,096
600,000	Mexico, Government of, 3.750%, 1/11/2028	555,000
200,000	Mexico, Government of, 4.000%, 10/2/2023	197,070
MXN 12,930,000	Mexico, Government of, Series M, 6.500%, 6/10/2021	604,136
$200,000	Oman, Government of, Sr. Unsecd. Note, 144A, 5.625%, 1/17/2028	184,992
400,000	Pakistan, Government of, Sr. Secd. Note, REGS, 6.875%, 12/5/2027	355,624
200,000	Paraguay, Government of, 144A, 6.100%, 8/11/2044	199,500
PEN 700,000	Peru, Government of, Sr. Unsecd. Note, 6.150%, 8/12/2032	209,312
$200,000	Qatar, Government of, Sr. Unsecd. Note, 144A, 5.103%, 4/23/2048	202,714
200,000	Russia, Government of, Sr. Unsecd. Note, 144A, 5.250%, 6/23/2047	182,492
200,000	Russia, Government of, Sr. Unsecd. Note, REGS, 4.750%, 5/27/2026	194,686
RUB 45,000,000	Russia, Government of, Unsecd. Note, Series 6215, 7.000%, 8/16/2023	640,760
32,800,000	Russia, Government of, Unsecd. Note, Series 6222, 7.100%, 10/16/2024	461,403
$200,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 5.000%, 4/17/2049	192,374
200,000	Senegal, Government of, Sr. Unsecd. Note, 144A, 6.750%, 3/13/2048	164,750
200,000	South Africa, Government of, Sr. Unsecd. Note, 5.650%, 9/27/2047	171,068
200,000	Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	140,156
400,000	Turkey, Government of, Sr. Unsecd. Note, 6.125%, 10/24/2028	354,392
TRY 5,000,000	Turkey, Government of, Unsecd. Note, 8.500%, 7/10/2019	897,775
$200,000	Ukraine, Government of, Sr. Unsecd. Note, 144A, 8.994%, 2/1/2024	188,536
100,000	Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2020	96,736
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$325,000	[3]	Ukraine, Government of, Unsecd. Note, Series GDP, 144A, 0.000%, 5/31/2040	$181,133
UYU 3,400,000		Uruguay, Government of, 144A, 9.875%, 6/20/2022	104,255
$200,000		Zambia, Government of, REGS, 5.375%, 9/20/2022	143,208
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $21,377,970)	16,893,107
		U.S. TREASURY—0.4%
150,000	[4]	United States Treasury Note, 1.000%, 11/15/2019 (IDENTIFIED COST $147,387)	147,564
		EXCHANGE-TRADED FUND—4.2%
16,244		iShares JP Morgan USD Emerging Markets Bond Fund (IDENTIFIED COST $1,764,981)	1,684,340
		INVESTMENT COMPANY—3.4%
1,381,201		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.36%[5] (IDENTIFIED COST $1,381,240)	1,381,201
		TOTAL INVESTMENT IN SECURITIES—101.2% (IDENTIFIED COST $45,964,220)[6]	40,503,730
		OTHER ASSETS AND LIABILITIES - NET—(1.2)%[7]	(489,562)
		TOTAL NET ASSETS—100%	$40,014,168
Annual Shareholder Report

At November 30, 2018, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2018[8]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Bank	CDX Index EM Series 30	Sell	1.000%	12/20/2023	2.078%	$3,500,000	$(166,626)	$(147,779)	$(18,847)
Goldman Sachs	Government of Mexico	Buy	1.000%	12/20/2023	1.510%	$300,000	$6,631	$4,968	$1,663
Goldman Sachs	Government of Russia	Buy	1.000%	12/20/2023	1.677%	$200,000	$5,941	$5,529	$412
Goldman Sachs	Republic of Argentina	Buy	5.000%	12/20/2023	6.663%	$100,000	$6,100	$6,268	$(168)
Goldman Sachs	Republic of Brazil	Sell	1.000%	12/20/2023	2.120%	$200,000	$(9,773)	$(9,522)	$(251)
Goldman Sachs	Republic of Indonesia	Sell	1.000%	12/20/2023	1.425%	$200,000	$(3,847)	$(3,042)	$(805)
Goldman Sachs	Republic of Peru	Sell	1.000%	12/20/2023	0.932%	$200,000	$820	$2,078	$(1,258)
TOTAL CREDIT DEFAULT SWAPS							$(160,754)	$(141,500)	$(19,254)
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
HSBC	MXIBTIIE	Pay	6.190%	7/20/2026	MXN 23,000,000	$(183,868)	$(183,868)
Centrally Cleared Swaps:
LCH	3M JIBAR	Pay	8.255%	4/3/2027	ZAR 10,000,000	$3,547	$3,547
CME	Brazil Cetip Interbank	Receive	9.610%	1/2/2025	BRL 10,500,000	$(24,253)	$(24,253)
LCH	6M WIBOR	Pay	2.470%	1/25/2023	PLN 3,800,000	$12,439	$12,439
						$(8,267)	$(8,267)
TOTAL INTEREST RATE SWAPS						$(192,135)	$(192,135)
Annual Shareholder Report

At November 30, 2018, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/4/2018	Credit Agricole	6,400,000 BRL	$1,724,649	$(69,961)
12/4/2018	State Street	4,100,000 BRL	$1,108,318	$(48,284)
12/6/2018	Credit Agricole	234,591,000 KRW	$210,301	$(976)
12/19/2018	Citibank	12,800,000 CZK	$558,983	$85
12/19/2018	JPMorgan	181,500,000 HUF	$642,668	$(6,486)
12/20/2018	Bank of America	300,000,000 CLP	$440,335	$6,378
12/26/2018	BNP Paribas	558,000,000 COP	$185,382	$(13,118)
12/27/2018	Bank of America	83,462 AUD	$60,695	$337
1/9/2019	Bank of America	4,280,000 MXN	$212,824	$(3,869)
1/9/2019	Bank of America	8,300,000 MXN	$428,460	$(23,244)
1/9/2019	Citibank	13,600,000 MXN	$698,877	$(34,908)
1/9/2019	JPMorgan	5,997,649 PLN	$1,615,000	$(31,215)
1/23/2019	Bank of America	3,270,460 MXN	$157,852	$1,441
2/6/2019	Barclays	3,169,341,000 IDR	$210,587	$8,829
2/6/2019	Morgan Stanley	15,426,600 INR	$209,743	$9,918
2/11/2019	Morgan Stanley	1,451,835 CNY	$210,335	$(1,239)
2/28/2019	Bank of America	7,300,000 THB	$222,391	$407
Contracts Sold:
12/4/2018	Morgan Stanley	10,500,000 BRL	$2,701,451	$(13,271)
12/6/2018	Credit Agricole	234,591,000 KRW	$208,082	$(1,244)
12/20/2018	Bank of America	300,000,000 CLP	$454,098	$7,386
2/6/2019	Barclays	3,169,341,000 IDR	$215,235	$(4,181)
2/6/2019	Morgan Stanley	15,426,600 INR	$214,333	$(5,328)
2/11/2019	Morgan Stanley	1,451,835 CNY	$208,561	$(535)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(223,078)
Net Unrealized Depreciation on Foreign Exchange Contracts and value for Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2017	1,588,079
Purchases/Additions	36,483,705
Sales/Reductions	(36,690,583)
Balance of Shares Held 11/30/2018	1,381,201
Value	$1,381,201
Change in Unrealized Appreciation/Depreciation	$(39)
Net Realized Gain/(Loss)	$21
Dividend Income	$17,193
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Discount rate at time of purchase.
3	Non-income-producing security.
4	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding swap contracts.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $46,243,689.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$20,397,518	$—	$20,397,518
Foreign Governments/Agencies	—	16,893,107	—	16,893,107
U.S. Treasury	—	147,564	—	147,564
Exchange-Traded Fund	1,684,340	—	—	1,684,340
Investment Company	1,381,201	—	—	1,381,201
TOTAL SECURITIES	$3,065,541	$37,438,189	$—	$40,503,730
Other Financial Instruments:
Assets
Foreign Exchange Contracts	$—	$34,781	$—	$34,781
Swap Contracts	—	35,478	—	35,478
Liabilities
Foreign Exchange Contracts	—	(257,859)	—	(257,859)
Swap Contracts	—	(388,367)	—	(388,367)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(575,967)	$—	$(575,967)
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentina Peso
AUD	—Australian Dollar
BADLAR	—Bueno Aires Deposits Large Amount Rates
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—China Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro
GDP	—Gross Domestic Product
GMTN	—Global Medium Term Note
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JIBAR	—Johannesburg Interbank Agreed Rate
JSC	—Joint Stock Company
KRW	—South Korean Won
MTN	—Medium Term Note
MXIBTIIE	—Mexico Interbank Equilibrium Interest 28 Day Rate
MXN	—Mexican Peso
OJSC	—Open Joint Stock Company
OTC	—Over-the-Counter
PEN	—Peruvian Neuvo Sol
PJSC	—Public Joint Stock Company
PLN	—Polish Zloty
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
UYU	—Uruguayan Peso
WIBOR	—Warsaw Interbank Offered Rate
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.72	$8.00	$8.21	$9.28	$9.31
Income From Investment Operations:
Net investment income	0.48[1]	0.60[1]	0.63[1]	0.50[1]	0.51
Net realized and unrealized gain (loss)	(1.00)	0.37	(0.51)	(0.95)	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	(0.52)	0.97	0.12	(0.45)	0.47
Less Distributions:
Distributions from net investment income	(0.29)	(0.25)	(0.29)	(0.27)	(0.45)
Distributions from net realized gain	—	—	—	(0.35)	(0.05)
Return of capital[2]	—	—	(0.04)	—	—
TOTAL DISTRIBUTIONS	(0.29)	(0.25)	(0.33)	(0.62)	(0.50)
Net Asset Value, End of Period	$7.91	$8.72	$8.00	$8.21	$9.28
Total Return[3]	(6.06)%	12.22%	1.53%	(4.88)%	5.09%
Ratios to Average Net Assets:
Net expenses	1.20%[4]	1.20%[4]	1.19%	1.18%	1.18%
Net investment income	5.72%	6.98%	7.76%	5.93%	5.32%
Expense waiver/reimbursement[5]	0.83%	0.92%	0.96%	0.62%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,267	$34,085	$38,212	$49,812	$68,343
Portfolio turnover	140%	123%	134%	200%	235%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.20% and 1.20% for the years ended November 30, 2018, and 2017, respectively, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.67	$7.96	$8.17	$9.23	$9.28
Income From Investment Operations:
Net investment income	0.42[1]	0.54[1]	0.57[1]	0.44[1]	0.44
Net realized and unrealized gain (loss)	(1.00)	0.36	(0.51)	(0.95)	(0.05)
TOTAL FROM INVESTMENT OPERATIONS	(0.58)	0.90	0.06	(0.51)	0.39
Less Distributions:
Distributions from net investment income	(0.23)	(0.19)	(0.24)	(0.20)	(0.39)
Distributions from net realized gain	—	—	—	(0.35)	(0.05)
Return of capital[2]	—	—	(0.03)	—	—
TOTAL DISTRIBUTIONS	(0.23)	(0.19)	(0.27)	(0.55)	(0.44)
Net Asset Value, End of Period	$7.86	$8.67	$7.96	$8.17	$9.23
Total Return[3]	(6.81)%	11.32%	0.77%	(5.51)%	4.23%
Ratios to Average Net Assets:
Net Expenses	1.95%[4]	1.95%[4]	1.94%	1.93%	1.93%
Net investment income	5.08%	6.42%	7.04%	5.16%	4.56%
Expense waiver/reimbursement[5]	0.81%	0.94%	0.96%	0.61%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,331	$6,669	$9,871	$14,765	$25,062
Portfolio turnover	140%	123%	134%	200%	235%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95% and 1.95% for the years ended November 30, 2018, and 2017, respectively, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.74	$8.01	$8.23	$9.30	$9.32
Income From Investment Operations:
Net investment income	0.50[1]	0.61[1]	0.67[1]	0.53[1]	0.52
Net realized and unrealized gain (loss)	(1.01)	0.39	(0.54)	(0.96)	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.51)	1.00	0.13	(0.43)	0.50
Less Distributions:
Distributions from net investment income	(0.31)	(0.27)	(0.30)	(0.29)	(0.47)
Distributions from net realized gain	—	—	—	(0.35)	(0.05)
Return of capital[2]	—	—	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.31)	(0.27)	(0.35)	(0.64)	(0.52)
Net Asset Value, End of Period	$7.92	$8.74	$8.01	$8.23	$9.30
Total Return[3]	(5.92)%	12.62%	1.66%	(4.62)%	5.41%
Ratios to Average Net Assets:
Net expenses	0.95%[4]	0.96%[4]	0.94%	0.93%	0.93%
Net investment income	5.99%	7.05%	8.21%	6.20%	5.58%
Expense waiver/reimbursement[5]	0.82%	0.89%	0.94%	0.62%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,417	$15,457	$11,731	$25,748	$37,734
Portfolio turnover	140%	123%	134%	200%	235%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.95% and 0.96% for the years ended November 30, 2018, and 2017, respectively, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $1,381,201 of investment in an affiliated holding (identified cost $45,964,220)		$40,503,730
Cash denominated in foreign currencies (identified cost $35,226)		35,651
Receivable for investments sold		393,923
Income receivable		519,831
Unrealized appreciation on foreign exchange contracts		34,781
Receivable for periodic payments from swap contracts		21,565
Swaps, at value (net premium paid of $18,843)		19,492
Receivable for shares sold		6,376
TOTAL ASSETS		41,535,349
Liabilities:
Bank overdraft	$458,440
Swaps, at value (net premium received of $160,343)	364,114
Unrealized depreciation on foreign exchange contracts	257,859
Payable for investments purchased	199,734
Income distribution payable	26,869
Payable for daily variation margin on centrally cleared swaps	18,875
Payable for shares redeemed	15,249
Payable for capital gains taxes withheld	6,204
Payable for portfolio accounting fees	69,507
Payable for auditing fees	36,740
Payable for other service fees (Notes 2 and 5)	5,929
Payable for distribution services fee (Note 5)	2,083
Payable for administrative fee (Note 5)	1,029
Payable for investment adviser fee (Note 5)	222
Accrued expenses (Note 5)	58,327
TOTAL LIABILITIES		1,521,181
Net assets for 5,061,832 shares outstanding		$40,014,168
Net Assets Consists of:
Paid-in capital		$56,879,595
Total distributable earnings (loss)		(16,865,427)
TOTAL NET ASSETS		$40,014,168
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($27,266,623 ÷ 3,448,731 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$7.91
Offering price per share (100/95.50 of $7.91)	$8.28
Redemption proceeds per share	$7.91
Class C Shares:
Net asset value per share ($3,330,836 ÷ 423,769 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$7.86
Offering price per share	$7.86
Redemption proceeds per share (99.00/100 of $7.86)	$7.78
Institutional Shares:
Net asset value per share ($9,416,709 ÷ 1,189,332 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$7.92
Offering price per share	$7.92
Redemption proceeds per share	$7.92
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Interest (net of foreign tax withheld of $42,395)			$3,418,354
Dividends (including $17,193 received from an affiliated holding*)			52,436
TOTAL INCOME			3,470,790
Expenses:
Investment adviser fee (Note 5)		$424,531
Administrative fee (Note 5)		50,237
Custodian fees		41,874
Transfer agent fees		63,181
Directors'/Trustees' fees (Note 5)		2,762
Auditing fees		38,680
Legal fees		10,722
Distribution services fee (Note 5)		42,044
Other service fees (Notes 2 and 5)		94,150
Portfolio accounting fees		159,055
Share registration costs		48,814
Printing and postage		27,764
Miscellaneous (Note 5)		19,949
TOTAL EXPENSES		1,023,763
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(393,294)
Reimbursement of other operating expenses (Note 5)	(17,372)
Reduction of custodian fees (Note 6)	(1,041)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(411,707)
Net expenses			612,056
Net investment income			$2,858,734
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments (including realized gain of $21 on sales of investments in an affiliated holding*) and foreign currency translations	$(2,838,144)
Net realized gain (loss) on foreign exchange contracts	(185,146)
Net realized gain on futures contracts	76,735
Net realized gain (loss) on swap contracts	(101,831)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(39) of investments in an affiliated holding*)	(2,577,121)
Net change in unrealized appreciation of foreign exchange contracts	(328,582)
Net change in unrealized depreciation of swaps contracts	(31,632)
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts and foreign currency transactions	(5,985,721)
Change in net assets resulting from operations	$(3,126,987)
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,858,734	$4,292,165
Net realized loss	(3,048,386)	(598,799)
Net change in unrealized appreciation/depreciation	(2,937,335)	3,453,879
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,126,987)	7,147,245
Distributions to Shareholders (Note 2):
Class A Shares	(1,135,908)	(1,107,935)
Class B Shares[1]	(25,599)	(59,161)
Class C Shares	(150,270)	(174,969)
Institutional Shares	(474,277)	(411,186)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,786,054)	(1,753,251)
Share Transactions:
Proceeds from sale of shares	11,437,975	18,237,933
Net asset value of shares issued to shareholders in payment of distributions declared	1,548,990	1,474,613
Cost of shares redeemed	(26,544,645)	(29,628,920)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,557,680)	(9,916,374)
Change in net assets	(18,470,721)	(4,522,380)
Net Assets:
Beginning of period	58,484,889	63,007,269
End of period	$40,014,168	$58,484,889
1	On February 2, 2018, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2018
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
At the close of business, on February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares pursuant to a Plan of Conversion approved by the Fund's Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $411,707 is disclosed in various locations in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended November 30, 2017, were from net investment income. Distributions in excess of net investment income at November 30, 2017, was $32,590.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$80,207
Class B Shares	996
Class C Shares	12,947
TOTAL	$94,150
Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to these fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to increase yield, income and return, and to manage currency risk, duration risk, market risk and yield curve risk. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number
Annual Shareholder Report

of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2018, is $4,100,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts and average value of interest rate swap contracts held by the Fund throughout the period was $3,301,923 and $184,679, respectively. This is based on amounts held as of each month end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $164,645 and $103,642, respectively. This is based on the amounts held as of each month end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, market risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At November 30, 2018, the Fund had no outstanding futures contracts.
The average notional values of long and short futures contracts held by the Fund throughout the period was $198,666 and 1,247,043, respectively. This is based on amounts held as of each month end throughout the fiscal year.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return, and to manage currency risk, duration risk, market risk and sector/asset class risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2018, the Fund had no outstanding purchased and written option contracts.
The average market values of purchased options held by the Fund throughout the period was $5,692. This is based on amounts held as of each month end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$34,781	Unrealized depreciation on foreign exchange contracts	$257,859
Credit contracts	Swaps, at value	19,492	Swaps, at value	180,246
Interest rate contracts		—	Swaps, at value	183,868
Interest rate contracts			Payable for daily variation margin on centrally cleared swaps	8,267*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$54,273		$630,240
*	Includes cumulative depreciation on centrally cleared swaps as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$(26,987)	$(26,987)
Interest Rate Swap Contracts	—	(74,844)	—	(74,844)
Purchased Options[1]	(103,451)	—	—	(103,451)
Foreign Exchange Contracts	(185,146)	—	—	(185,146)
Futures Contracts	—	76,735	—	76,735
TOTAL	$(288,597)	$1,891	$(26,987)	$(313,693)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$(10,177)	$(10,177)
Interest Rate Swap Contracts	—	(21,455)	—	(21,455)
Purchased Options[2]	3,846	—	—	3,846
Foreign Exchange Contracts	(328,582)	—	—	(328,582)
TOTAL	$(324,736)	$(21,455)	$(10,177)	$(356,368)
1	The net realized gain (loss) on Purchased Options is found within the Net realized gain (loss) on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2018, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$19,492	$(13,620)	$—	$5,872
Foreign Exchange Contracts	34,781	(30,133)	—	4,648
TOTAL	$54,273	$(43,753)	$—	$10,520

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$364,114	$(13,620)	$—	$350,494
Foreign Exchange Contracts	257,859	(30,133)	—	227,726
TOTAL	$621,973	$(43,753)	$—	$578,220
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	633,387	$5,281,147	1,137,616	$9,784,473
Shares issued to shareholders in payment of distributions declared	114,707	958,585	106,426	913,003
Conversion of Class B Shares to Class A Shares[1]	244,337	2,123,291	—	—
Shares redeemed	(1,451,630)	(11,957,592)	(2,112,432)	(18,185,586)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(459,199)	$(3,594,569)	(868,390)	$(7,488,110)

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	2,642	22,766	6,101	52,039
Conversion of Class B Shares to Class A Shares[1]	(245,138)	(2,123,291)	—	—
Shares redeemed	(19,267)	(167,747)	(144,834)	(1,236,862)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(261,763)	$(2,268,272)	(138,733)	$(1,184,823)

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	13,927	$117,765	17,164	$146,924
Shares issued to shareholders in payment of distributions declared	14,621	122,584	14,986	127,824
Shares redeemed	(373,717)	(3,054,790)	(504,006)	(4,275,177)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(345,169)	$(2,814,441)	(471,856)	$(4,000,429)
Annual Shareholder Report

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	468,552	$3,915,772	957,180	$8,306,536
Shares issued to shareholders in payment of distributions declared	52,995	445,055	44,333	381,747
Shares redeemed	(1,101,575)	(9,241,225)	(696,109)	(5,931,295)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(580,028)	$(4,880,398)	305,404	$2,756,988
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,646,159)	$(13,557,680)	(1,173,575)	$(9,916,374)
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$1,786,054	$1,753,251

As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$308,534
Net unrealized depreciation	$(5,905,254)
Capital loss carryforwards	$(11,268,707)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/ premium amortization on debt securities, interest accruals and mark to market on foreign exchange contracts, futures contracts and credit default swap contracts.
At November 30, 2018, the cost of investments for federal tax purposes was $46,243,689. The net unrealized depreciation of investments for federal tax purposes was $5,902,786. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $104,585 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,007,371. The amounts presented are inclusive of derivative contracts.
At November 30, 2018, the Fund had a capital loss carryforward of $11,268,707 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$6,997,953	$4,270,754	$11,268,707
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses. For the year ended November 30, 2018, the Adviser waived $392,602 of its fee and voluntarily reimbursed $17,372 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $692.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.101% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$2,989
Class C Shares	39,055
TOTAL	$42,044
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2018, FSC retained $3,618 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2018, FSSC received $7,413 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $606 in sales charges from the sale of Class A Shares. FSC also retained $961 and $233 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Interfund Transactions
During the year ended November 30, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $868,566 and $1,057,202, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and
Annual Shareholder Report

reimbursements) will not exceed 1.18%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2018, the Fund's expenses were reduced by $1,041 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$66,180,620
Sales	$78,078,304
8. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During the year ended November 30, 2018, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF Federated Emerging Market Debt Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 25, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$986.60	$5.93
Class C Shares	$1,000	$982.70	$9.64
Institutional Shares	$1,000	$987.80	$4.68
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.10	$6.02
Class C Shares	$1,000	$1,015.34	$9.80
Institutional Shares	$1,000	$1,020.36	$4.76
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.19%
Class C Shares	1.94%
Institutional Shares	0.94%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Emerging Market Debt Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
Annual Shareholder Report

research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
Annual Shareholder Report

reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

It was noted in the materials for the Board meeting that for the period covered by the CCO Fee Evaluation Report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In
Annual Shareholder Report

addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its
Annual Shareholder Report

receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
Annual Shareholder Report

adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Leaders Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2018 was -13.70%, -14.36%, -14.34%, -13.88%, -13.50% and -13.43% for Class A, B, C, R, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund's broad-based securities market index, was -7.94% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was -8.61% for the same period. The Fund's and MFLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund's performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
Global equity markets3 and the major indices declined during the reporting period, with the MSCI EAFE and MSCI Emerging Markets Index4 returning -7.94% and -9.09%, respectively.
Following strong growth last year, global economies started to show signs of moderating with the trajectory of the economic growth differing across regions. In Europe, the eurozone expansion slowed to 1.7% in the third quarter, its slowest pace in over two years, while the manufacturing and service Purchasing Managers' Index fell to its lowest level in over two years. However, the European Central Bank (ECB) remained confident that the strong labor market and rising corporate profitability would remain intact and that inflation would rise. Consequently, the ECB remained committed to ending its quantitative easing program by the end of 2018.
Political uncertainty also hurt optimism. In Germany, Chancellor Merkel struggled with a weakened coalition following disagreements over immigration policy. In Turkey, President Erdogan struggled with a high level of U.S. dollar denominated debt, stifling inflation, double digit interest rates and a battered lira. In Italy, asset prices fell and yield spreads widened following the government's release of its draft budget which proposed a budget deficit of 2.4% that was well above the European Commission's target of 1.6%. Finally, in the U.K., despite months of negotiations and an agreement with the European Union (EU), “Brexit” (i.e., the U.K. leaving the EU) remains unresolved. The uncertainty surrounding Brexit helped contribute to the U.K.'s first drop in export orders since 2016.
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1

China's economy showed further signs of softening during the period. As such, Chinese officials signaled their desire to support their economy leading to additional stimulus, including an easing of credit controls and increased spending on public projects. Officials from the NDRC (National Development and Reform Commission) expressed their confidence in hitting their 6.5% Gross Domestic Product (GDP) growth target for the year. Nonetheless, the ongoing trade negotiations with the U.S. cast a shadow over future growth.
As of the end of the reporting period, bilateral trade talks between the U.S. and Japan were expected to enter negotiations in early 2019. Japan's economy remained strong with a tight labor market leading to a 3% increase in the minimum wage for the third straight year while capital spending plans rose to a 38-year high. While manufacturing activity and subsequently GDP growth did come in weaker than expected during the reporting period, the weakness was the result of natural disasters and not structural issues.
The U.S. economy continued to expand with GDP growth peaking at 4.2% in the second quarter, close to a four-year high. Increasing capital expenditure spending and domestic consumption continue to support the U.S. economy. At a November speech, Chairman Powell gave dovish commentary which eased concerns that the Federal Reserve would hike its benchmark interest rate into restrictive territory. As discussed earlier, trade tensions still linger and while deals have been reached with Mexico and Canada, agreements with Japan, the EU and China have yet to be renegotiated.
SECURITY SELECTION
The largest positive contribution came from Health Care, particularly the Fund's Pharmaceuticals Biotechnology & Life Sciences holdings. One of the Fund's top contributors, Chugai Pharmaceutical, saw strong financial performance coupled with the approval and early launch of hemophilia drug Hemlibra, which helped drive share performance throughout the reporting period. Another top performer, Lonza Group, saw material progress in the integration of Capsugel, which coupled with very healthy market demand, supported the shares. Positive pipeline progress and good execution in an inflection period buoyed AstraZeneca. Lastly, the Fund also outperformed by avoiding situations such as that of Bayer where poor execution by management and surprise downward guidance triggered a de-rating of the stock.
In Commercial & Professional Services, a sub-sector within Industrials, recruitment consultancy specialist PageGroup continued to outperform the peer group, a testament to their business model. The company continues to benefit from the global war for talent. Within the same sub-sector, French prepaid meal voucher company Edenred, reported better than expected earnings during the reporting period. Over the last three months, the company has announced a partnership with Itau Unibanco Holding in Brazil and made two acquisitions, providing additional mid-term growth drivers.
In Consumer Discretionary, France's Kering benefited from the successful spinoff of its Puma brand and ongoing strength of its core brand Gucci.
Annual Shareholder Report
2

Overall, the largest detractors from the Fund's performance were its holdings in Financials, as economic moderation and political uncertainty plagued the sector. Slowdowns in Asian client activity and trading affected Credit Suisse Group and Julius Baer Group. Italian banks Intesa Sanpaolo and UniCredit were impacted by Italian political turmoil and the widening of Italian government bond spreads. Deteriorating conditions in Turkey not only caused UniCredit to incur a capital charge-off but also cast a shadow on a portion of BNP Paribas' business. Lastly, uncertainty over Brexit impacted AIB Group over the course of the reporting period.
Automobile manufacturers such as Daimler and BMW found themselves in the middle of a trade war between the U.S., China and the EU, which significantly impacted sentiment and share prices. Auto supplier Rheinmetall was also under pressure as investors were worried that a profit warning was forthcoming. This ultimately never materialized.
Cement companies HeidelbergCement and CRH underperformed due to margin pressure from higher energy costs, unfavorable weather and foreign currency headwinds.
In Consumer Discretionary, French media company Television Francaise underperformed due to a weaker French macroeconomic backdrop and revenue disappointment. However, recent strong programming, cost discipline and the possibility of French TV deregulation are helping to drive better performance more recently.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Leaders Fund from November 30, 2008 to November 30, 2018, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2018
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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4

Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-18.44%	-1.02%	9.06%
Class B Shares	-19.07%	-1.03%	9.02%
Class C Shares	-15.20%	-0.64%	8.86%
Class R Shares[4]	-13.88%	-0.07%	9.53%
Institutional Shares[5]	-13.50%	0.36%	9.91%
Class R6 Shares[6]	-13.43%	0.42%	9.86%
MSCI EAFE	-7.94%	1.84%	7.47%
MFLBFA	-8.61%	1.51%	7.18%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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5

4	The Fund's Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund's Class A Shares adjusted to reflect the expenses of the Fund's Class R Shares for each year for which the Fund's Class R Shares expenses would have exceeded the actual expenses paid by the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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6

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2018, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	14.2%
Germany	13.5%
Switzerland	10.9%
United Kingdom	10.8%
Japan	9.8%
Netherlands	7.8%
Italy	7.6%
Ireland	3.2%
Hong Kong	2.5%
Singapore	2.3%
United States	1.8%
South Korea	1.8%
South Africa	1.6%
Sweden	1.1%
Spain	1.1%
China	0.9%
Securities Lending Collateral[2]	2.2%
Cash Equivalents[3]	8.7%
Derivative Contracts[4]	(0.0)%[5]
Other Assets and Liabilities—Net[6]	(1.8)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents less than 0.1%
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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7

At November 30, 2018, the Fund's sector classification composition7 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	21.2%
Consumer Discretionary	15.3%
Industrials	12.1%
Health Care	11.3%
Energy	6.3%
Information Technology	6.1%
Materials	6.0%
Consumer Staples	5.5%
Communication Services	4.9%
Real Estate	2.2%
Securities Lending Collateral[2]	2.2%
Cash Equivalents[3]	8.7%
Derivative Contracts[4]	(0.0)%[5]
Other Assets and Liabilities—Net[6]	(1.8)%
TOTAL	100.0%
7	Except for Cash Equivalents, Derivative Contracts, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2018
Shares			Value in U.S. Dollars
		COMMON STOCKS—90.9%
		China—0.9%
89,100	[1]	Alibaba Group Holding Ltd., ADR	$14,332,626
		France—14.2%
1,434,510		Accor SA	63,693,022
778,037		BNP Paribas SA	39,185,661
562,776		Edenred	21,525,424
73,880		Kering SA	32,357,434
1,109,207	[2]	Orange SA	19,074,414
85,601	[2]	Pernod Ricard SA	13,692,495
343,500		Publicis Groupe SA	20,371,660
1,253,293		Television Francaise 1 SA TF1	12,058,686
		TOTAL	221,958,796
		Germany—13.5%
233,926		Bayerische Motoren Werke AG	19,124,632
459,421		Daimler AG	25,845,774
1,026,500		Deutsche Post AG	32,644,538
534,617		HeidelbergCement AG	35,524,980
960,517		Kloeckner & Co. SE	7,728,982
430,297		Rheinmetall AG	39,858,499
488,244		SAP SE	50,220,476
		TOTAL	210,947,881
		Hong Kong—2.5%
4,280,040		Dah Sing Financial Holdings Ltd.	23,684,908
1,065,061		Sun Hung Kai Properties Ltd.	15,217,049
		TOTAL	38,901,957
		Ireland—3.2%
3,985,050		AIB Group PLC	17,499,151
1,193,005		CRH PLC	32,970,552
		TOTAL	50,469,703
		Italy—7.6%
129,450		DiaSorin SpA	11,010,782
1,897,258		Eni SpA	30,607,861
12,068,579		Intesa Sanpaolo SpA	28,000,989
5,886,600		PRADA SpA	20,423,428
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Italy—continued
2,205,185		UniCredit SpA	$28,449,985
		TOTAL	118,493,045
		Japan—9.8%
491,800		Chugai Pharmaceutical Co. Ltd.	33,681,380
612,100		Daiwa House Industry Co. Ltd.	19,290,864
603,000		Honda Motor Co., Ltd.	17,016,164
678,400		Komatsu Ltd.	18,126,126
402,900		Omron Corp.	17,727,177
57,500		SMC Corp.	19,491,697
513,500		Sony Corp.	27,183,163
		TOTAL	152,516,571
		Netherlands—7.8%
1,131,936		ABN AMRO Group NV, GDR	28,989,482
1,099,256		Koninklijke Philips NV	41,611,617
1,658,068		Royal Dutch Shell PLC, Class A	50,145,906
		TOTAL	120,747,005
		Singapore—2.3%
2,025,639		DBS Group Holdings Ltd.	36,184,011
		South Africa—1.6%
120,200		Naspers Ltd., Class N	24,147,315
		South Korea—1.8%
736,700		Samsung Electronics Co. Ltd.	27,658,472
		Spain—1.1%
3,613,654		Banco Santander, SA	17,207,503
		Sweden—1.1%
958,140		Assa Abloy AB, Class B	17,837,113
		Switzerland—10.9%
283,788		Cie Financiere Richemont SA	18,474,340
3,603,071	[1]	Credit Suisse Group AG	42,663,482
100,360		Ferguson PLC	6,451,317
512,435	[1]	Julius Baer Group Ltd.	20,754,316
135,150	[1]	Lonza Group AG	43,824,926
432,455		Nestle SA	36,927,312
		TOTAL	169,095,693
		United Kingdom—10.8%
1,243,813		Anglo American PLC	24,854,656
300,527		Ashtead Group PLC	6,743,844
Annual Shareholder Report
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Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United Kingdom—continued
580,117	AstraZeneca PLC	$45,345,424
1,030,744	Diageo PLC	37,134,934
7,320,000	G4S PLC	18,121,298
1,839,474	Prudential PLC, ADR	36,141,371
	TOTAL	168,341,527
	United States—1.8%
557,280	Invesco Finance PLC	11,340,648
370,100	Schlumberger Ltd.	16,691,510
	TOTAL	28,032,158
	TOTAL COMMON STOCKS (IDENTIFIED COST $1,394,498,987)	1,416,871,376
	INVESTMENT COMPANIES—10.9%
8,668,486	Federated Government Obligations Fund, Premier Shares, 2.120%[3]	8,668,486
160,424,010	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.360%[3]	160,424,010
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $169,130,576)	169,092,496
	TOTAL INVESTMENT IN SECURITIES—101.8% (IDENTIFIED COST $1,563,629,563)[4]	1,585,963,872
	OTHER ASSETS AND LIABILITIES - NET—(1.8)%[5]	(28,141,892)
	TOTAL NET ASSETS—100%	$1,557,821,980
At November 30, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
[1]The Tokyo Price Index, Long Futures	854	$125,487,557	December 2018	$(572,023)
Net Unrealized (Depreciation) on Futures Contracts is included in “Other Assets and Liabilities – Net.”
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11

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2018, were as follows
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total
Balance of Shares Held 11/30/2017	54,153,083	260,062,346	314,215,429
Purchases/Additions	757,935,103	718,926,507	1,476,861,610
Sales/Reductions	(803,419,700)	(818,564,843)	(1,621,984,543)
Balance of Shares Held 11/30/2018	8,668,486	160,424,010	169,092,496
Value	$8,668,486	$160,424,010	$169,092,496
Change in Unrealized Appreciation/ Depreciation	NA	$(6,551)	$(6,551)
Net Realized Gain/(Loss)	NA	$(19,692)	$(19,692)
Dividend Income	$420,072	$3,866,703	$4,286,775
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions
1	Non-income-producing security.
2	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $1,566,601,110.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$42,364,784	$1,374,506,592	$—	$1,416,871,376
Investment Companies	169,092,496	—	—	169,092,496
TOTAL SECURITIES	$211,457,280	$1,374,506,592	$—	$1,585,963,872
Other Financial Instruments:[1]
Assets	$—	$—	$—	$—
Liabilities	(572,023)	—	—	(572,023)
OTHER FINANCIAL INSTRUMENTS	$(572,023)	$—	$—	$(572,023)
1	Other financial instruments are futures contracts
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.99	$28.93	$32.30	$33.41	$33.49
Income From Investment Operations:
Net investment income[1]	0.68	0.49	0.52	0.37	0.38
Net realized and unrealized gain (loss)	(5.73)	8.19	(3.45)	(1.22)	(0.12)
TOTAL FROM INVESTMENT OPERATIONS	(5.05)	8.68	(2.93)	(0.85)	0.26
Less Distributions:
Distributions from net investment income	(0.14)	(0.62)	(0.44)	(0.26)	(0.34)
Net Asset Value, End of Period	$31.80	$36.99	$28.93	$32.30	$33.41
Total Return[2]	(13.70)%	30.58%	(9.17)%	(2.54) %	0.77%
Ratios to Average Net Assets:
Net expenses	1.22%[3]	1.22%[3]	1.21%[3]	1.21%	1.22%
Net investment income	1.85%	1.49%	1.61%	1.10%	1.14%
Expense waiver/reimbursement[4]	0.17%	0.20%	0.20%	0.19%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$331,131	$451,829	$482,621	$785,538	$638,630
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%,1.22% and 1.21% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.41	$26.94	$30.11	$31.18	$31.30
Income From Investment Operations:
Net investment income[1]	0.37	0.26	0.25	0.12	0.11
Net realized and unrealized gain (loss)	(5.31)	7.62	(3.20)	(1.15)	(0.09)
TOTAL FROM INVESTMENT OPERATIONS	(4.94)	7.88	(2.95)	(1.03)	0.02
Less Distributions:
Distributions from net investment income	—	(0.41)	(0.22)	(0.04)	(0.14)
Net Asset Value, End of Period	$29.47	$34.41	$26.94	$30.11	$31.18
Total Return[2]	(14.36)%	29.62%	(9.85)%	(3.30)%	0.05%
Ratios to Average Net Assets:
Net expenses	1.97%[3]	1.97%[3]	1.96%[3]	1.96%	1.97%
Net investment income	1.09%	0.84%	0.88%	0.39%	0.36%
Expense waiver/reimbursement[4]	0.20%	0.24%	0.26%	0.23%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,867	$23,588	$19,745	$27,748	$25,457
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97%,1.97% and 1.96% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.30	$26.82	$30.02	$31.12	$31.28
Income From Investment Operations:
Net investment income[1]	0.39	0.24	0.26	0.07	0.11
Net realized and unrealized gain (loss)	(5.31)	7.61	(3.20)	(1.09)	(0.09)
TOTAL FROM INVESTMENT OPERATIONS	(4.92)	7.85	(2.94)	(1.02)	0.02
Less Distributions:
Distributions from net investment income	—	(0.37)	(0.26)	(0.08)	(0.18)
Net Asset Value, End of Period	$29.38	$34.30	$26.82	$30.02	$31.12
Total Return[2]	(14.34)%	29.63%	(9.85)%	(3.29)%	0.06%
Ratios to Average Net Assets:
Net expenses	1.97%[3]	1.97%[3]	1.96%[3]	1.96%	1.97%
Net investment income	1.15%	0.79%	0.90%	0.22%	0.34%
Expense waiver/reimbursement[4]	0.18%	0.23%	0.24%	0.24%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,098	$121,775	$100,153	$147,373	$100,558
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97%, 1.97% and 1.96% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.73	$28.75	$32.11	$33.32	$33.47
Income From Investment Operations:
Net investment income (loss)[1]	0.57	0.48	0.41	0.33	(0.10)
Net realized and unrealized gain (loss)	(5.66)	8.09	(3.38)	(1.23)	0.31
TOTAL FROM INVESTMENT OPERATIONS	(5.09)	8.57	(2.97)	(0.90)	0.21
Less Distributions:
Distributions from net investment income	(0.07)	(0.59)	(0.39)	(0.31)	(0.36)
Net Asset Value, End of Period	$31.57	$36.73	$28.75	$32.11	$33.32
Total Return[2]	(13.88)%	30.35%	(9.35)%	(2.72)%	0.64%
Ratios to Average Net Assets:
Net expenses	1.41%[3]	1.40%[3]	1.40%[3]	1.39%	1.42%
Net investment income (loss)	1.57%	1.45%	1.45%	0.98%	(0.31)%
Expense waiver/reimbursement[4]	0.44%	0.40%	0.40%	0.40%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$39,010	$58,351	$52,007	$54,555	$48,227
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.41%, 1.40% and 1.40% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.10	$29.03	$32.41	$33.52	$33.57
Income From Investment Operations:
Net investment income[1]	0.76	0.63	0.66	0.41	0.43
Net realized and unrealized gain (loss)	(5.74)	8.16	(3.53)	(1.17)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	(4.98)	8.79	(2.87)	(0.76)	0.35
Less Distributions:
Distributions from net investment income	(0.23)	(0.72)	(0.51)	(0.35)	(0.40)
Net Asset Value, End of Period	$31.89	$37.10	$29.03	$32.41	$33.52
Total Return[2]	(13.50)%	30.94%	(8.95)%	(2.28)%	1.04%
Ratios to Average Net Assets:
Net expenses	0.96%[3]	0.96%[3]	0.96%[3]	0.96%	0.96%
Net investment income	2.09%	1.87%	1.98%	1.22%	1.30%
Expense waiver/reimbursement[4]	0.14%	0.17%	0.19%	0.17%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$989,652	$1,136,864	$798,168	$1,379,228	$886,511
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.96% and 0.96% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.07	$29.00	$32.37	$33.48	$33.51
Income From Investment Operations:
Net investment income[1]	0.84	0.63	0.52	0.50	0.53
Net realized and unrealized gain (loss)	(5.78)	8.17	(3.37)	(1.25)	(0.16)
TOTAL FROM INVESTMENT OPERATIONS	(4.94)	8.80	(2.85)	(0.75)	0.37
Less Distributions:
Distributions from net investment income	(0.25)	(0.73)	(0.52)	(0.36)	(0.40)
Net Asset Value, End of Period	$31.88	$37.07	$29.00	$32.37	$33.48
Total Return[2]	(13.43)%	31.03%	(8.90)%	(2.25)%	1.11%
Ratios to Average Net Assets:
Net expenses	0.91%[3]	0.91%[3]	0.90%[3]	0.90%	0.91%
Net investment income	2.29%	1.90%	1.94%	1.49%	1.58%
Expense waiver/reimbursement[4]	0.12%	0.15%	0.14%	0.15%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$101,062	$204,809	$147,243	$105,259	$55,808
Portfolio turnover	37%	10%	34%[5]	2%	4%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.91%, 0.91% and 0.90% for the years ended November 30, 2018, 2017 and 2016, respectively after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $32,395,397 of securities loaned and $169,092,496 of investment in affiliated holdings (identified cost $1,563,629,563)		$1,585,963,872
Restricted cash (Note 2)		3,731,066
Cash denominated in foreign currencies (identified cost $476,531)		476,694
Receivable for investments sold		9,219,785
Income receivable		5,257,577
Receivable for shares sold		1,616,315
Receivable for daily variation margin on futures contracts		639,475
TOTAL ASSETS		1,606,904,784
Liabilities:
Payable for collateral due to broker for securities lending	$33,873,486
Payable for investments purchased	9,787,371
Payable for shares redeemed	4,577,349
Bank overdraft	5,000
Payable for other service fees (Notes 2 and 5)	98,469
Payable for distribution services fee (Note 5)	69,549
Payable to adviser (Note 5)	38,224
Payable for administrative fee (Note 5)	3,369
Accrued expenses (Note 5)	629,987
TOTAL LIABILITIES		49,082,804
Net assets for 49,149,107 shares outstanding		$1,557,821,980
Net Assets Consists of:
Paid-in capital		$1,579,540,602
Total distributable earnings (loss)		(21,718,622)
TOTAL NET ASSETS		$1,557,821,980
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($331,131,292 ÷ 10,414,162 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$31.80
Offering price per share (100/94.50 of $31.80)	$33.65
Redemption proceeds per share	$31.80
Class B Shares:
Net asset value per share ($15,867,495 ÷ 538,395 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$29.47
Offering price per share	$29.47
Redemption proceeds per share (94.50/100 of $29.47)	$27.85
Class C Shares:
Net asset value per share ($81,098,447 ÷ 2,760,531 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$29.38
Offering price per share	$29.38
Redemption proceeds per share (99.00/100 of $29.38)	$29.09
Class R Shares:
Net asset value per share ($39,010,219 ÷ 1,235,752 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$31.57
Offering price per share	$31.57
Redemption proceeds per share	$31.57
Institutional Shares:
Net asset value per share ($989,652,413 ÷ 31,030,234 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$31.89
Offering price per share	$31.89
Redemption proceeds per share	$31.89
Class R6 Shares:
Net asset value per share ($101,062,114 ÷ 3,170,033 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$31.88
Offering price per share	$31.88
Redemption proceeds per share	$31.88
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Dividends (including $3,769,402 received from affiliated holdings* and net of foreign taxes withheld of $6,594,119)			$59,670,253
Net income on securities loaned (includes $517,373 received from affiliated holdings* related to cash collateral balances)			725,258
TOTAL INCOME			60,395,511
Expenses:
Investment adviser fee (Note 5)		$17,299,705
Administrative fee (Note 5)		1,575,327
Custodian fees		408,740
Transfer agent fees		2,087,229
Directors'/Trustees' fees (Note 5)		17,798
Auditing fees		34,340
Legal fees		11,153
Distribution services fee (Note 5)		1,268,660
Other service fees (Notes 2 and 5)		1,382,890
Portfolio accounting fees		249,356
Share registration costs		102,629
Printing and postage		77,346
Miscellaneous (Note 5)		55,519
TOTAL EXPENSES		24,570,692
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,271,503)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(775,656)
Reduction of custodian fees (Note 6)	(329)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(3,047,488)
Net expenses			21,523,204
Net investment income			38,872,307
Annual Shareholder Report
22

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of ($19,692) on sales of investments in an affiliated holding*) and foreign currency translations	103,972,342
Net realized gain (loss) on foreign exchange contracts	(263,210)
Net realized gain on futures contracts	9,689,820
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of ($6,551) of investments in an affiliated holding*)	(395,474,659)
Net change in unrealized appreciation of futures contracts	(21,294,509)
Net realized and unrealized loss on investments, foreign exchange contracts, futures contracts and foreign currency transactions	(303,370,216)
Change in net assets resulting from operations	$(264,497,909)
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$38,872,307	$28,949,528
Net realized gain	113,398,952	56,288,375
Net change in unrealized appreciation/depreciation	(416,769,168)	366,409,591
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(264,497,909)	456,647,494
Distributions to Shareholders (Note 2):
Class A Shares	(1,754,798)	(9,997,728)
Class B Shares	—	(293,569)
Class C Shares	—	(1,315,584)
Class R Shares	(116,581)	(1,061,981)
Institutional Shares	(7,308,945)	(18,863,353)
Class R6 Shares	(1,330,914)	(3,518,584)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,511,238)	(35,050,799)
Share Transactions:
Proceeds from sale of shares	627,390,845	601,558,767
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	115,212,088
Net asset value of shares issued to shareholders in payment of distributions declared	8,915,647	29,493,293
Cost of shares redeemed	(800,692,533)	(765,579,731)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(164,386,041)	(19,315,583)
Change in net assets	(439,395,188)	397,281,112
Net Assets:
Beginning of period	1,997,217,168	1,599,936,056
End of period	$1,557,821,980	$1,997,217,168
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2018
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On August 25, 2017, the Fund acquired all of the net assets of Federated InterContinental Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Fund. In connection with the acquisition, the Acquired Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares were exchanged for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Fund, respectively. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For all Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 1.48, 1.60, 1.59, 1.47 and 1.47, of the Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares, respectively.
Annual Shareholder Report
25

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,369,173	$115,212,088	$2,289,333	$1,736,845,113	$1,852,057,201
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2017, are as follows:
Net investment income*	$31,609,332
Net realized gain on investments	$446,639,437
Net increase in net assets resulting from operations	$478,248,769
*	Net investment income reflects $1,301,239 of pro forma eliminated expenses.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund's Statement of Changes in Net Assets as of November 30, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
Annual Shareholder Report
26

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report
27

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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28

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $3,047,488 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$556,283	$(213,773)
Class B Shares	33,461	(16,666)
Class C Shares	164,529	(73,392)
Class R Shares	174,856	(37,789)
Institutional Shares	1,121,106	(306,545)
Class R6 Shares	36,994	—
TOTAL	$2,087,229	$(648,165)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended November 30, 2017 were from net investment income. Undistributed net investment income at November 30, 2017 was 9,877,444.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
Annual Shareholder Report
29

For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,044,998
Class B Shares	52,586
Class C Shares	285,306
TOTAL	$1,382,890
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country, currency and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
Annual Shareholder Report
30

The average notional value of long futures contracts held by the Fund throughout the period was $161,653,646. This is based on amounts held as of each month-end throughout the fiscal year.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2018, securities subject to this type of arrangement and related collateral was as follows:
Market Value of Securities Loaned	Market Value of Collateral
$32,395,397	$33,873,486
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2018, the Fund has no outstanding foreign exchange contracts.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
Derivatives not accounted for as hedging instruments under ASC Topic 815	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for daily variation margin on futures contracts	$(572,023)*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(263,210)	$(263,210)
Equity contracts	$9,689,820	$—	$9,689,820
TOTAL	$9,689,820	$(263,210)	$9,426,610

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(21,294,509)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,381,761	$87,841,688	2,539,426	$84,381,552
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	—	1,085,236	37,560,054
Shares issued to shareholders in payment of distributions declared	41,609	1,548,282	312,101	9,147,691
Shares redeemed	(4,222,604)	(153,834,045)	(8,407,055)	(265,332,754)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,799,234)	$(64,444,075)	(4,470,292)	$(134,243,457)

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	11,806	$418,119	50,868	$1,621,026
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	—	50,604	1,631,979
Shares issued to shareholders in payment of distributions declared	—	—	8,892	244,100
Shares redeemed	(158,843)	(5,304,166)	(157,818)	(4,834,550)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(147,037)	$(4,886,047)	(47,454)	$(1,337,445)

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	582,074	$20,223,503	592,556	$18,721,097
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	—	563,627	18,120,639
Shares issued to shareholders in payment of distributions declared	—	—	43,034	1,177,408
Shares redeemed	(1,371,429)	(45,499,667)	(1,383,354)	(41,631,475)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(789,355)	$(25,276,164)	(184,137)	$(3,612,331)
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Year Ended November 30	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	268,309	$9,852,610	351,749	$11,495,333
Shares issued to shareholders in payment of distributions declared	2,818	104,309	32,012	933,162
Shares redeemed	(624,066)	(22,804,827)	(604,277)	(19,716,729)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(352,939)	$(12,847,908)	(220,516)	$(7,288,234)

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	11,953,201	$437,525,109	12,829,993	$421,157,684
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	—	1,466,520	50,859,008
Shares issued to shareholders in payment of distributions declared	164,976	6,142,080	516,376	15,140,141
Shares redeemed	(11,730,299)	(421,829,247)	(11,666,248)	(378,385,175)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	387,878	$21,837,942	3,146,641	$108,771,658

Year Ended November 30	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,948,963	$71,529,816	1,841,569	$64,068,840
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	—	—	203,186	7,040,408
Shares issued to shareholders in payment of distributions declared	30,142	1,120,976	97,363	2,850,789
Shares redeemed	(4,334,007)	(151,420,581)	(1,693,728)	(55,565,811)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(2,354,902)	$(78,769,789)	448,390	$18,394,226
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,055,589)	$(164,386,041)	(1,327,368)	$(19,315,583)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$10,511,238	$35,050,799
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As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$39,564,359
Net unrealized appreciation	$18,751,549
Capital loss carryforwards	$(80,034,530)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and market to market on forward transactions.
At November 30, 2018, the cost of investments for federal tax purposes was $1,566,601,110. The net unrealized appreciation of investments for federal tax purposes was $18,790,739. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $181,852,441 and net unrealized depreciation from investments for those securities having an excess of cost over value of $163,061,702. The amounts presented are inclusive of derivative contracts.
At November 30, 2018, the Fund had a capital loss carryforward of $80,034,530 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$76,746,759	$3,287,771	$80,034,530
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Advisor provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Prior to June 28, 2018, the annual advisory fee was 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the Adviser waived $2,110,171 of its fee and reimbursed $648,165 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $161,332.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$157,759	$—
Class C Shares	855,919	—
Class R Shares	254,982	(127,491)
TOTAL	$1,268,660	$(127,491)
For the year ended November 30, 2018, FSC retained $141,321 of fees paid by the Fund. For the year ended November 30, 2018, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $36,243 in sales charges from the sale of Class A Shares. FSC also retained $3,438, $42,713 and $19,621 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2018, FSSC received $75,541 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 2.08%, 2.07%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
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Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2018, the Fund's expenses were reduced by $329 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$645,695,165
Sales	$667,474,569
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During the year ended November 30, 2018, the Fund did not utilize the LOC.
9. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2018, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2018, 0.02% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2018, the Fund derived $62,347,523 of gross income from foreign sources and paid foreign taxes of $4,406,051.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 25, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$857.80	$5.73
Class B Shares	$1,000.00	$854.50	$9.20
Class C Shares	$1,000.00	$854.60	$9.21
Class R Shares	$1,000.00	$856.90	$6.61
Institutional Shares	$1,000.00	$858.90	$4.47
Class R6 Shares	$1,000.00	$859.30	$4.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,018.90	$6.23
Class B Shares	$1,000.00	$1,015.14	$10.00
Class C Shares	$1,000.00	$1,015.14	$10.00
Class R Shares	$1,000.00	$1,017.95	$7.18
Institutional Shares	$1,000.00	$1,020.26	$4.86
Class R6 Shares	$1,000.00	$1,020.51	$4.61
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.23%
Class B Shares	1.98%
Class C Shares	1.98%
Class R Shares	1.42%
Institutional Shares	0.96%
Class R6 Shares	0.91%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated International Leaders Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Global Investment Management Corp. (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
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research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
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reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting
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and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be
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competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
In 2018, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
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adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Small-Mid Company Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2018 was -10.71% for Class A Shares, -11.44% for Class C Shares and -10.54% for the Institutional Shares. The total return for the MSCI ACWI ex USA SMID Cap Index (the “MSCI Index”)1 was -10.11% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the Fund's investment strategy focused on: (a) small to mid-sized capitalized companies; (b) stock selection; and (c) currency allocation. These were the most significant factors affecting the Fund's performance relative to the MSCI Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Global equity markets2 declined during the reporting period with the major indices including the MSCI EAFE Index3 and MSCI Emerging Markets Index4 returning -7.94% and -9.09%, respectively.
Following strong growth last year, global economies started to show signs of moderating with the trajectory of the economic growth differing across regions. In Europe, the eurozone expansion slowed to 1.7% in the third quarter, its slowest pace in over two years, while the manufacturing and service Purchasing Managers' Indexes fell to their lowest levels in over two years. However, the European Central Bank (ECB) remained confident that the strong labor market and rising corporate profitability remained intact and that inflation will rise. Consequently, the ECB remained committed to ending its quantitative easing program by the end of 2018.
Political uncertainty also hurt optimism. In Germany, Chancellor Merkel struggled with a weakened coalition following disagreements over immigration policy. In Turkey, President Erdogan struggled with a high level of U.S. dollar denominated debt, stifling inflation, double digit interest rates and a battered lira. In Italy, asset prices fell and yield spreads widened following the government's release of its draft budget, which proposed a budget deficit of 2.4% that was well above the European Commission's target of 1.6%. Finally, in the United Kingdom, despite months of negotiations and an agreement with the European Union (EU), “Brexit” (i.e., the U.K. leaving the EU) remains unresolved. The uncertainty surrounding Brexit helped contribute to the U.K.'s first drop in export orders since 2016.
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China's economy showed further signs of softening during the period. As such, Chinese officials signaled their desire to support their economy leading to additional stimulus–including an easing of credit controls and increased spending on public projects. Officials from the NDRC (National Development and Reform Commission) expressed their confidence in hitting their 6.5% GDP (Gross Domestic Product) growth target for the year. Nonetheless, the ongoing trade negotiations with the U.S. cast a shadow over future growth.
As of the end of the reporting period, the U.S. and Japan were expected to enter trade negotiations in early 2019. Japan's economy remained strong with a tight labor market leading to a 3% increase in the minimum wage for the third straight year while capital spending plans rose to a 38-year high. While manufacturing activity and subsequently GDP growth did come in weaker than expected during the reporting period, the weakness was the result of natural disasters and not structural issues.
The U.S. economy continued to expand with GDP growth peaking at 4.2% in the second quarter, close to a four-year high. Increasing capital expenditure spending and domestic consumption continue to support the U.S. economy. At a November speech Chairman Powell gave dovish commentary which eased concerns that the Federal Reserve would hike its benchmark interest rate into restrictive territory. As discussed earlier, trade tensions still linger and while deals have been reached with Mexico and Canada–agreements with Japan, the EU and China have yet to be renegotiated.
FUND PERFORMANCE
During the reporting period, the Fund's gains versus the MSCI Index came from positioning, most notably the Fund's underweight to the Materials sector and its overweight to the Health Care sector. The positive contribution from sector weightings was offset by mixed stock selection in the Information Technology and Consumer Discretionary sectors.
The Health Care sector was the Fund's primary source of outperformance. Health Care was the only sector in the benchmark to record a positive return during the reporting period, and the Fund benefited from its overweight position. Stock selection was also very strong with Chugai Pharmaceutical Co. Ltd., Lonza Group AG and Ipsen SA all landing within the Fund's top 10 performance contributors due to a variety of factors. Chugai Pharmaceutical Co. Ltd., which continues to grow internationally through its partnership with Roche Holding AG, also reported positive trial data and strong execution of an early market launch for their product Hemlibra. Ipsen SA remains a market leader in oncology treatment and recent launches of Cabometyx (renal cancer) and Onivyde (pancreatic cancer) have solidified their position. Lonza Group AG successfully integrated Capsugel, which was the largest acquisition the company has completed, and hosted an upbeat Capital Markets Day where they reiterated their mid-term targets.
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Two of the Fund's long-term holdings were acquired during the reporting period, providing additional sources of positive contribution. Yoox Net-A-Porter Group SpA is a leading online luxury goods retailer and has been a Fund holding since its 2009 Initial Public Offering at EUR 4.30. Swiss luxury goods giant Compagnie Financiere Richemont SA announced an offer of EUR 38 for the remaining 51% it did not own of Yoox Net-A-Porter Group SpA which was accepted by shareholders. Mitel Networks Corp., is a Canadian based telecommunications company that was also acquired. Mitel Networks Corp., accepted an offer from a private equity group that valued the business at a 24% premium over its prior 90-day weighted average price.
The most notable detractors to the Fund's performance were related to stock selection in the Consumer Discretionary and Information Technology sectors along with the newly created Communication Services sector. The Fund is overweight these sectors due to Fund management's view that the global economy will continue to shift towards a service based economy, and these three sectors will be beneficiaries of this long-term secular trend. Fund management's conviction in the holdings in these sectors remains high although short-term trends were more challenging than anticipated. The Fund's largest detractor in Consumer Discretionary was Mando Corp which is a Korean based automotive supplier. Mando Corp is positioned to be a long-term leader in ADAS (Advanced Driver Assistance Systems), but near-term headwinds, including a slowdown in Chinese auto sales, led to a downward revision to earnings expectations. The Fund's largest detractor in Consumer Services was Sohu.com Ltd., which is a China-based holding company with subsidiaries that include Sogou Inc., an online search portal. Sogou Inc's. earnings have been weaker than expected due to increased competition. In addition, adverse regulation had a negative impact on Sohu.com Ltd.'s advertising revenue from gaming. Despite the recent headwinds, Fund management believed that, over the long-term, Sohu.com Ltd. can leverage its ecosystem into higher levels of monetization.
The Fund's biggest overall detractor was Vakrangee Ltd., an internet and financial services company based in India. Vakrangee Ltd., operates small centers that provide online access for remote villages in India. A considerable amount of due diligence was conducted on Vakrangee Ltd., but accusations of misstated financial statements led to a correction in the share price and a decision to exit this position based on corporate governance issues.
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1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3	The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund (the “Fund”) from November 30, 2008 to November 30, 2018, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2018
■  Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■  Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-15.61%	0.94%	9.71%
Class C Shares	-12.26%	1.28%	9.46%
Institutional Shares	-10.54%	2.30%	10.56%
MSCI Index	-10.11%	3.09%	10.17%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2018, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	19.8%
United Kingdom	12.7%
France	7.7%
Germany	7.0%
Canada	6.1%
Switzerland	4.4%
Hong Kong	3.2%
Ireland	2.7%
Australia	2.5%
Spain	2.3%
Italy	2.2%
China	2.1%
Netherlands	2.0%
United States	2.0%
Norway	1.8%
Mexico	1.7%
Thailand	1.7%
Sweden	1.5%
Denmark	1.1%
Luxembourg	1.1%
Brazil	1.0%
Poland	1.0%
Singapore	0.9%
Israel	0.8%
Taiwan	0.8%
Austria	0.7%
Belgium	0.6%
South Korea	0.3%
Cash Equivalents[2]	8.5%
Other Assets and Liabilities—Net[3]	(0.2)%
TOTAL	100.0%
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At November 30, 2018, the Fund's sector classification composition4 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	17.9%
Industrials	14.9%
Health Care	11.8%
Information Technology	11.2%
Financials	10.1%
Materials	6.7%
Communication Services	6.5%
Consumer Staples	5.8%
Real Estate	4.0%
Energy	2.1%
Utilities	0.7%
Cash Equivalents[2]	8.5%
Other Assets and Liabilities—Net[3]	(0.2)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2018
Shares			Value in U.S. Dollars
		COMMON STOCKS—91.7%
		Australia—2.5%
235,000		Bapcor Ltd.	$1,062,457
217,667		Link Administration Holdings Ltd.	1,112,428
604,184		Viva Energy REIT	914,129
		TOTAL	3,089,014
		Austria—0.7%
22,573		Erste Group Bank AG	890,999
		Belgium—0.6%
7,000	[1]	Galapagos NV	712,033
		Brazil—1.0%
110,286		Localiza Rent a Car SA	767,467
20,000	[1]	Pagseguro Digital Ltd., Class A	480,000
		TOTAL	1,247,467
		Canada—6.1%
84,000		CAE, Inc.	1,705,731
1,600		Constellation Software, Inc.	1,097,379
37,000		Dollarama, Inc.	978,015
33,000		Gildan Activewear, Inc.	1,084,146
53,700		North West Co., Inc./The	1,189,875
91,000		Pason Systems, Inc.	1,365,017
		TOTAL	7,420,163
		China—2.1%
13,000	[1]	SINA Corp.	842,010
33,800	[1]	Sohu.com, Inc., ADR	704,730
380,000		TravelSky Technology Ltd.	1,022,231
		TOTAL	2,568,971
		Denmark—1.1%
15,250		Chr.Hansen Holding A/S	1,377,257
		France—7.7%
32,552		Accor SA	1,445,327
11,240		Capgemini SE	1,312,218
15,000		Ingenico Group SA	1,084,356
8,437		Ipsen SA	1,088,335
26,000		LISI	797,764
140,000	[1]	Solutions 30 SE	1,452,118
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		France—continued
57,000		STMicroelectronics NV	$839,263
8,580		Teleperformance	1,424,397
		TOTAL	9,443,778
		Germany—7.0%
44,412	[1]	Delivery Hero SE	1,629,689
8,500		Deutsche Boerse AG	1,086,421
28,000		Deutsche Wohnen AG	1,342,577
63,858		Deutz AG	468,623
10,664		HeidelbergCement AG	708,616
28,000		JOST Werke AG	946,474
73,837		Kloeckner & Co. AG	594,143
19,000		Rheinmetall AG	1,759,974
		TOTAL	8,536,517
		Hong Kong—3.2%
222,000		Dah Sing Financial Holdings Ltd.	1,228,505
44,000		Melco Resorts & Entertainment, ADR	795,080
342,500		Techtronic Industries Co. Ltd.	1,852,721
		TOTAL	3,876,306
		Ireland—2.7%
165,000		Bank of Ireland Group PLC	1,044,835
14,200		Kerry Group PLC, Class A	1,468,890
28,922		Smurfit Kappa Group PLC	781,550
		TOTAL	3,295,275
		Israel—0.8%
8,454	[1]	Nice Ltd., ADR	981,848
		Italy—2.2%
16,600		DiaSorin SpA	1,411,966
150,000		Mediobanca SpA	1,326,416
		TOTAL	2,738,382
		Japan—19.8%
20,400		Aisin Seiki Co. Ltd.	807,505
25,500		Alps Electric Co. Ltd.	591,028
30,000		Chugai Pharmaceutical Co. Ltd.	2,054,578
20,400		Daifuku Co. Ltd.	1,044,126
6,800		Disco Corp.	991,411
32,000		Don Quijote Holdings Co. Ltd.	1,942,329
61,000		Doutor Nichires Holdings Co. Ltd.	1,190,283
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
22,200		Horiba Ltd.	$1,041,504
1,720		Japan Hotel REIT Investment Corp.	1,197,022
42,200		Kanamoto Co. Ltd.	1,248,931
15,600		Kusuri No Aoki Holdings Co. Ltd.	1,154,385
37,500		Kyowa Hakko Kirin Co. Ltd.	768,731
27,200		Matsumotokiyoshi Holdings Co. Ltd.	1,015,715
11,300		Nidec Corp.	1,505,140
8,000		Nitori Holdings Co. Ltd.	1,072,228
54,800		Persol Holdings Co. Ltd.	1,027,214
35,800		Square Enix Holdings Co. Ltd.	1,167,788
102,000		Taiyo Nippon Sanso Corp.	1,718,967
34,800		THK Co. Ltd.	797,382
23,000		United Arrows Ltd.	775,172
116,000		Zeon Corp.	1,187,341
		TOTAL	24,298,780
		Luxembourg—1.1%
3,200		Eurofins Scientific SE	1,392,613
		Mexico—1.7%
105,000		Gruma SAB de CV, Class B	1,150,402
241,316		Infraestructura Energetica Nova, SAB de CV	915,646
		TOTAL	2,066,048
		Netherlands—2.0%
10,000	[1]	Argenx SE, ADR	967,700
36,238		NN Group NV	1,542,921
		TOTAL	2,510,621
		Norway—1.8%
28,600		Schibsted ASA, Class A	1,039,671
116,709		Sparebank 1 Oestlandet	1,139,254
		TOTAL	2,178,925
		Poland—1.0%
46,000	[1]	Dino Polska SA	1,181,833
		Singapore—0.9%
87,000	[1]	Sea Ltd., ADR	1,160,580
		South Korea—0.3%
16,000		Mando Corp.	425,353
		Spain—2.3%
56,234		Cellnex Telecom SA	1,562,519
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Spain—continued
50,000		Cia de Distribucion Integral Logista Holdings SA	$1,249,096
		TOTAL	2,811,615
		Sweden—1.5%
115,000	[1]	Boozt AB	734,922
19,000		Evolution Gaming Group AB	1,135,764
		TOTAL	1,870,686
		Switzerland—4.4%
20,882	[1]	Julius Baer Group AG	845,749
8,700	[1]	Lonza Group AG	2,821,138
8,400		Tecan Group AG	1,732,193
		TOTAL	5,399,080
		Taiwan—0.8%
121,440		Gourmet Master Co. Ltd.	965,609
		Thailand—1.7%
650,000		Central Pattana PCL, GDR	1,498,546
750,000		CH Karnchang PCL GDR	590,024
		TOTAL	2,088,570
		United Kingdom—12.7%
63,500		Anglo American PLC	1,268,897
41,997		Ashtead Group PLC	942,415
28,000	[1]	ASOS PLC	1,776,653
350,000		B&M European Value Retail SA	1,558,392
157,100		Clipper Logistics PLC	597,032
18,282		Croda International PLC	1,140,602
29,605	[1]	Dialog Semiconductor PLC	775,962
30,000	[1]	Farfetch Ltd.	682,500
148,282		John Wood Group PLC	1,205,808
37,074		London Stock Exchange Group PLC	1,906,368
50,000		Manchester United PLC, Class A	920,000
123,450		Pagegroup PLC	783,408
105,000		Rightmove PLC	585,838
106,636		St. James's Place PLC	1,367,350
		TOTAL	15,511,225
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United States—2.0%
15,000	[1]	LivaNova PLC	$1,517,850
27,000	[1]	Talend SA, ADR	937,980
		TOTAL	2,455,830
		TOTAL COMMON STOCKS (IDENTIFIED COST $96,096,057)	112,495,378
		INVESTMENT COMPANY—8.5%
10,393,141		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.360%[2] (IDENTIFIED COST $10,392,941)	10,393,141
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $106,488,998)[3]	122,888,519
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[4]	(271,646)
		TOTAL NET ASSETS—100%	$122,616,873
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated holding during the period ended November 30, 2018, were as follows
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2017	2,483,254
Purchases/Additions	53,771,696
Sales/Reductions	(45,861,809)
Balance of Shares Held 11/30/2018	10,393,141
Value	$10,393,141
Change in Unrealized Appreciation/Depreciation	$200
Net Realized Gain/(Loss)	$(351)
Dividend Income	$148,150
1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $106,638,588.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$20,243,956	$92,251,422	$—	$112,495,378
Investment Company	10,393,141	—	—	10,393,141
TOTAL SECURITIES	$30,637,097	$92,251,422	$—	$122,888,519
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements.
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$41.98	$31.51	$39.32	$40.52	$48.45
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	0.02	0.05	(0.21)	(0.10)
Net realized and unrealized gain (loss)	(4.10)	10.74	(3.59)	3.06	(1.83)
TOTAL FROM INVESTMENT OPERATIONS	(4.20)	10.76	(3.54)	2.85	(1.93)
Less Distributions:
Distributions from net investment income	—	—	(0.16)	—	(0.02)
Distributions from net realized gain	(2.61)	(0.29)	(4.11)	(4.05)	(5.98)
TOTAL DISTRIBUTIONS	(2.61)	(0.29)	(4.27)	(4.05)	(6.00)
Redemption Fees	0.01	0.00[2]	0.00[2]	0.00[2]	—
Net Asset Value, End of Period	$35.18	$41.98	$31.51	$39.32	$40.52
Total Return[3]	(10.71)%	34.46%	(10.16)%	7.98%	(4.79)%
Ratios to Average Net Assets:
Net expenses	1.86%	1.85%	1.76%	1.85%	1.85%
Net investment income (loss)	(0.25)%	0.05%	0.16%	(0.53)%	(0.25)%
Expense waiver/reimbursement[4]	0.15%	0.15%	0.22%	0.10%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$84,786	$102,872	$90,508	$127,260	$130,327
Portfolio turnover	28%	42%	39%	59%	49%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.22	$25.19	$32.36	$34.31	$42.22
Income From Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.21)	(0.17)	(0.43)	(0.38)
Net realized and unrealized gain (loss)	(3.28)	8.53	(2.89)	2.53	(1.53)
TOTAL FROM INVESTMENT OPERATIONS	(3.49)	8.32	(3.06)	2.10	(1.91)
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.02)
Distributions from net realized gain	(2.61)	(0.29)	(4.11)	(4.05)	(5.98)
TOTAL DISTRIBUTIONS	(2.61)	(0.29)	(4.11)	(4.05)	(6.00)
Redemption Fees	0.01	0.00[2]	0.00[2]	0.00[2]	—
Net Asset Value, End of Period	$27.13	$33.22	$25.19	$32.36	$34.31
Total Return[3]	(11.44)%	33.41%	(10.89)%	7.15%	(5.55)%
Ratios to Average Net Assets:
Net expenses	2.66%	2.65%	2.56%	2.65%	2.65%
Net investment income (loss)	(0.68)%	(0.73)%	(0.64)%	(1.33)%	(1.05)%
Expense waiver/reimbursement[4]	0.09%	0.11%	0.17%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,351	$15,937	$17,028	$22,681	$23,453
Portfolio turnover	28%	42%	39%	59%	49%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$42.81	$32.06	$39.95	$41.01	$48.88
Income From Investment Operations:
Net investment income (loss)[1]	(0.00)[2]	0.07	0.12	(0.13)	(0.02)
Net realized and unrealized gain (loss)	(4.22)	10.97	(3.66)	3.12	(1.85)
TOTAL FROM INVESTMENT OPERATIONS	(4.22)	11.04	(3.54)	2.99	(1.87)
Less Distributions:
Distributions from net investment income	—	—	(0.24)	—	(0.02)
Distributions from net realized gain	(2.61)	(0.29)	(4.11)	(4.05)	(5.98)
TOTAL DISTRIBUTIONS	(2.61)	(0.29)	(4.35)	(4.05)	(6.00)
Redemption Fees	0.01	0.00[2]	0.00[2]	0.00[2]	—
Net Asset Value, End of Period	$35.99	$42.81	$32.06	$39.95	$41.01
Total Return[3]	(10.54)%	34.75%	(10.00)%	8.25%	(4.61)%
Ratios to Average Net Assets:
Net expenses	1.66%	1.65%	1.56%	1.65%	1.66%
Net investment income (loss)	(0.01)%	0.18%	0.34%	(0.33)%	(0.04)%
Expense waiver/reimbursement[4]	0.10%	0.10%	0.17%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,480	$46,428	$31,981	$38,830	$32,174
Portfolio turnover	28%	42%	39%	59%	49%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $10,393,141 of investment in an affiliated holding (identified cost $106,488,998)		$122,888,519
Cash denominated in foreign currencies (identified cost $5,058)		5,058
Receivable for investments sold		355,328
Income receivable		252,611
Receivable for shares sold		31,675
TOTAL ASSETS		123,533,191
Liabilities:
Payable for investments purchased	$504,218
Payable for shares redeemed	143,127
Payable for capital gains taxes withheld	63,645
Payable for portfolio accounting fees	59,065
Payable for auditing fees	33,220
Payable for share registration costs	27,044
Payable for custodian fees	20,695
Payable for distribution services fee (Note 5)	17,531
Payable for investment adviser fee (Note 5)	3,575
Payable for other service fees (Notes 2 and 5)	301
Payable for administrative fee (Note 5)	265
Accrued expenses (Note 5)	43,632
TOTAL LIABILITIES		916,318
Net assets for 3,509,558 shares outstanding		$122,616,873
Net Assets Consists of:
Paid-in capital		$91,648,927
Total distributable earnings		30,967,946
TOTAL NET ASSETS		$122,616,873
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($84,786,237 ÷ 2,409,949 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$35.18
Offering price per share (100/94.50 of $35.18)	$37.23
Redemption proceeds per share (98.00/100 of $35.18)	$34.48
Class C Shares:
Net asset value per share ($5,350,547 ÷ 197,185 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$27.13
Offering price per share	$27.13
Redemption proceeds per share (97.00/100 of $27.13)	$26.32
Institutional Shares:
Net asset value per share ($32,480,089 ÷ 902,424 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$35.99
Offering price per share	$35.99
Redemption proceeds per share (98.00/100 of $35.99)	$35.27
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Dividends (including $148,150 received from an affiliated holding* and net of foreign taxes withheld of $221,129)			$2,465,304
Expenses:
Investment adviser fee (Note 5)		$1,871,748
Administrative fee (Note 5)		121,155
Custodian fees		86,030
Transfer agent fees		234,054
Directors'/Trustees' fees (Note 5)		3,545
Auditing fees		34,340
Legal fees		10,584
Distribution services fee (Note 5)		335,244
Other service fees (Notes 2 and 5)		31,803
Portfolio accounting fees		136,310
Share registration costs		45,582
Printing and postage		33,454
Miscellaneous (Note 5)		49,297
TOTAL EXPENSES		2,993,146
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(145,789)
Waiver of other operating expenses	(47,967)
TOTAL WAIVERS AND REIMBURSEMENT		(193,756)
Net expenses			2,799,390
Net investment income (loss)			(334,086)
Annual Shareholder Report
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Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(351) on sales of investments in an affiliated holding*) and foreign currency translations (net of $15,724 deferred foreign tax)	$15,147,579
Net realized loss on foreign exchange contracts	(128,008)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $200 of investments in an affiliated holding* and net of $80,437 decrease in deferred foreign tax)	(29,618,010)
Net change in unrealized depreciation of foreign exchange contracts	38,720
Net realized and unrealized loss on investments and foreign currency transactions	(14,559,719)
Change in net assets resulting from operations	$(14,893,805)
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
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21

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(334,086)	$(15,335)
Net realized gain	15,019,571	10,859,053
Net change in unrealized appreciation/depreciation	(29,579,290)	33,795,428
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,893,805)	44,639,146
Distributions to Shareholders (Note 2):
Class A Shares	(6,272,741)	(820,119)
Class B Shares[1]	(103,073)	(21,707)
Class C Shares	(1,241,592)	(190,987)
Institutional Shares	(2,653,118)	(287,702)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,270,524)	(1,320,515)
Share Transactions:
Proceeds from sale of shares	27,400,986	21,931,378
Net asset value of shares issued to shareholders in payment of distributions declared	9,514,964	1,187,900
Cost of shares redeemed	(55,783,696)	(41,300,628)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(18,867,746)	(18,181,350)
Redemption fees	36,186	4,051
Change in net assets	(43,995,889)	25,141,332
Net Assets:
Beginning of period	166,612,762	141,471,430
End of period	$122,616,873	$166,612,762
1	On February 2, 2018, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
November 30, 2018
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
At the close of business, on February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares pursuant to a Plan of Conversion approved by the Fund's Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents,
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fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
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The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursement of $193,756 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended November 30, 2017 were from realized gains. Undistributed net investment income at November 30, 2017 was $1,974.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class B Shares	$581
Class C Shares	31,222
TOTAL	$31,803
For the year ended November 30, 2018, the Fund's Class A Shares did not incur other service fees. Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to these fees.
Annual Shareholder Report
26

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of
Annual Shareholder Report
27

the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2018, the Fund had no outstanding futures contracts.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $7,348. This is based on the contracts held as of each month-end throughout the fiscal period.
At November 30, 2018, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$(128,008)
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28

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$38,720
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	371,514	$14,628,417	209,332	$7,705,070
Conversion of Class B Shares to Class A Shares[1]	22,642	937,842	—	—
Shares issued to shareholders in payment of distributions declared	141,379	5,621,227	22,936	719,960
Shares redeemed	(576,032)	(22,987,312)	(654,450)	(23,467,110)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(40,497)	$(1,799,826)	(422,182)	$(15,042,080)

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares issued to shareholders in payment of distributions declared	3,300	$102,059	858	$21,494
Conversion of Class B Shares to Class A Shares[1]	(29,130)	(937,842)	—	—
Shares redeemed	(15,541)	(515,804)	(37,037)	(1,046,659)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(41,371)	$(1,351,587)	(36,179)	$(1,025,165)

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	56,015	$1,738,391	80,853	$2,346,174
Shares issued to shareholders in payment of distributions declared	39,699	1,226,303	6,848	171,337
Shares redeemed	(378,343)	(11,367,457)	(283,939)	(8,106,158)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(282,629)	$(8,402,763)	(196,238)	$(5,588,647)
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29

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	246,246	$10,096,336	305,443	$11,880,134
Shares issued to shareholders in payment of distributions declared	63,187	2,565,375	8,613	275,109
Shares redeemed	(491,583)	(19,975,281)	(227,068)	(8,680,701)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(182,150)	$(7,313,570)	86,988	$3,474,542
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(546,647)	$(18,867,746)	(567,611)	$(18,181,350)
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to these fees. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2018, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $22,323, $61, $4,262 and $9,540, respectively. For the year ended November 30, 2017, redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $2,539, $55, $534 and $923, respectively.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income[1]	$911,376	$—
Long-term capital gains	$9,359,148	$1,320,515
1	For tax purposes, short term capital gain distributions are considered ordinary income distributions.
As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,108,516
Undistributed long-term capital gains	$13,676,663
Net unrealized appreciation	$16,182,767
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to wash sales and losses on investments in a passive foreign investment company.
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At November 30, 2018, the cost of investments for federal tax purposes was $106,638,588. The net unrealized appreciation of investments for federal tax purposes was $16,249,931. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $23,318,700 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,068,769.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2018, the Adviser voluntarily waived $141,223 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $4,566.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$239,834	$(47,967)
Class B Shares	1,743	—
Class C Shares	93,667	—
TOTAL	$335,244	$(47,967)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2018, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $2,194 in sales charges from the sale of Class A Shares. FSC also retained $950 and $296 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2018, FSSC received $1,894 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A
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Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.86%, 2.66% and 1.66% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$39,927,848
Sales	$76,148,046
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During year ended November 30, 2018, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2018, 100.00% of total ordinary income (including short-term capital gain) distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2018, the Fund derived $2,537,824 of gross income from foreign sources and paid foreign taxes of $221,129.
For the year ended November 30, 2018, the amount of long-term capital gains designated by the Fund was $9,359,148.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 25, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$886.40	$8.80
Class C Shares	$1,000	$882.60	$12.55
Institutional Shares	$1,000	$887.10	$7.85
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.74	$9.40
Class C Shares	$1,000	$1,011.73	$13.41
Institutional Shares	$1,000	$1,016.75	$8.39
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.86%
Class C Shares	2.66%
Institutional Shares	1.66%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated International Small-Mid Company Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Global Investment Management Corp. (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
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research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
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reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to
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respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover,
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the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable
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regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $105,220

Fiscal year ended 2017 - $102,460

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $5,371

Fiscal year ended 2017- Audit consent fees for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,937 respectively. Fiscal year ended 2017- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $25,000

Fiscal year ended 2017- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,876 and $38,408 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,406,764

Fiscal year ended 2017 - $203,357

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019